UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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ADVANCED MICRO DEVICES, INC.
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ADVANCED MICRO DEVICES, INC.
2485 AUGUSTINE DRIVE
SANTA CLARA, CALIFORNIA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend our 2020 annual meeting of stockholders (our “Annual Meeting”) to be held on Thursday, May 7, 2020 at 9:00 a.m. Pacific Time. In light of the coronavirus/COVID-19 outbreak and governmental decrees that in-person gatherings be postponed or canceled, and in the best interests of public health and the health and safety of our Board of Directors, employees and stockholders, the Annual Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/AMD2020. You will not be able to attend the Annual Meeting in person.
We are holding our Annual Meeting to:

•	Elect the eight director nominees named in this proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•
Approve on a non-binding, advisory basis the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”); and

•	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.
We are pleased to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders (other than those who previously requested printed or emailed materials on an ongoing basis) a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of printed copies of our proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the Internet and how you can receive printed or emailed copies of our proxy materials. We believe that providing our proxy materials over the Internet will lower our Annual Meeting’s cost and environmental impact, while increasing the ability of our stockholders to access the information that they need.
Stockholders of record at the close of business on March 10, 2020 and holders of proxies for those stockholders may attend and vote at our Annual Meeting. To attend our Annual Meeting via the Internet, you must log in to www.virtualshareholdermeeting.com/AMD2020 using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials.
For additional details on Internet and telephone voting and the virtual meeting, please see pages 1-5 of the Proxy Statement.

Sincerely,

HARRY A. WOLIN
Senior Vice President, General Counsel and Corporate
Secretary
This notice of annual meeting is dated March 26, 2020 and will first be distributed and made available to the stockholders of Advanced Micro Devices, Inc. on or about March 26, 2020.

YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY
Important notice regarding Internet availability of proxy materials: This proxy statement and our
Annual Report on Form 10-K for the fiscal year ended December 28, 2019 are available at
www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

2020 NOTICE OF MEETING AND PROXY STATEMENT

2020 NOTICE OF MEETING AND PROXY STATEMENT
Table of Contents (continued)

2020 NOTICE OF MEETING AND PROXY STATEMENT

ADVANCED MICRO DEVICES, INC.
___________________________

 PROXY STATEMENT
___________________________
2020 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS
In this proxy statement, the words “AMD,” the “Company,” “we,” “ours,” “us” and similar terms refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

1.	Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
A:
In accordance with rules adopted by the SEC, commonly referred to as “Notice and Access,” we may furnish proxy materials by providing access to the documents on the Internet, instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice was mailed on or about March 26, 2020 to stockholders of record on March 10, 2020 (the “Record Date”) who have not previously requested to receive printed or emailed materials on an ongoing basis. The Notice instructs you as to how you may access our proxy materials on the Internet and how to vote on the Internet.
You may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2.	Q:	WHY AM I RECEIVING PROXY MATERIALS?
A:
Our board of directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on Thursday, May 7, 2020 at 9:00 a.m. Pacific Time virtually at www.virtualshareholdermeeting.com/AMD2020. Our stockholders as of the close of business on the Record Date are invited to attend or participate in our Annual Meeting and are requested to vote on the items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

3.	Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?
A:
The proxy materials for our Annual Meeting include the Notice, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2019 (our “Annual Report”). If you received a printed copy of these materials, the proxy materials also include a proxy card or voting instruction form.

4.	Q:	HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
A:
The Notice, proxy card and voting instruction form contain instructions on how you may access our proxy materials on the Internet and how to vote on the Internet. Our proxy materials are also available at www.proxyvote.com and the Investor Relations page of our website at www.amd.com or ir.amd.com.

5.	Q:	WHO IS SOLICITING MY VOTE?
A:
This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $25,000.

6.	Q:	WHO IS ENTITLED TO VOTE?
A:
Stockholders as of the close of business on the Record Date are entitled to vote on all items properly presented at our Annual Meeting. On the Record Date, 1,170,852,297 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the Record Date. A list of these stockholders will be available during regular business hours at our headquarters, located at 2485 Augustine Drive, Santa Clara, California 95054, from our Corporate Secretary at least ten days before our Annual Meeting. The list of stockholders will also be available at the time and place of our Annual Meeting.

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 1

2020 NOTICE OF MEETING AND PROXY STATEMENT

7.	Q:	WHAT AM I BEING ASKED TO VOTE ON?
	A:	You may vote on:
	•	Proposal 1: Election of the eight director nominees named in this proxy statement.
	•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	Proposal 3: Approval on a non-binding, advisory basis of the compensation of our named executive officers (“Say-On-Pay”).
	•	Such other business as may properly come before our Annual Meeting or any adjournment or postponement of our Annual Meeting.
8.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
	A:	The Board recommends that you vote:
	•	FOR each of the eight director nominees named in this proxy statement.
	•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	FOR the Say-On-Pay proposal.
9.	Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
A:
Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to AMD or to vote at our Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use, as described in the Notice and under Question 10 below. You may also vote on the Internet, or by telephone, as described in the Notice and under Question 10 below. You are also invited to attend our Annual Meeting via the Internet.
Beneficial Owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice should be forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares, and you are also invited to attend our Annual Meeting via the Internet, as described in the Notice and under Question 10 below.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

10.	Q:	CAN I ATTEND THE ANNUAL MEETING VIA THE INTERNET? CAN I VOTE AT THE ANNUAL MEETING?
A:
Stockholders may attend our Annual Meeting via the Internet at www.virtualshareholdermeeting.com/AMD2020. Stockholders will not be able to attend the Annual Meeting in person.
Access to the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 9:00 am Pacific Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.
Log-in Instructions. To attend the Annual Meeting, stockholders will need to log-in to www.virtualshareholdermeeting.com/AMD2020 using the 16-digit control number on the Notice, proxy card or voting instruction form.
Submitting Questions Prior to or at the Annual Meeting. An online portal will be available to our stockholders at www.proxyvote.com approximately on or about March 27, 2020 prior to the Annual Meeting. By accessing this portal, stockholders will be able to submit questions and vote in advance of the Annual Meeting. Stockholders may also submit questions and vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/AMD2020. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. We intend to answer questions submitted before and during the meeting that are pertinent to the Company and the items being brought before stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. Answers to any questions not addressed during the meeting will be posted following the meeting on the Company’s website at www.ir.amd.com/shareholder-services/annual-meeting. Questions and answers will be grouped by topic and substantially similar questions will be answered only once. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder.
Technical Assistance. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. On the day of our Annual Meeting, our support team at Broadridge may be contacted at 1(855) 449-0991 (toll-free in the United States and Canada) or 1(720) 378-5962 (for international participants), and will be available to answer your questions regarding how to attend and participate at our Annual Meeting via the Internet or if you encounter any technical difficulty accessing or during the virtual meeting.

11.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?
A:
If you are a stockholder of record you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone (from the United States and Canada) or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials.
You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting via the Internet, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

12.	Q:	IF I AM A BENEFICIAL OWNER, HOW DO I VOTE?
A:
If you are a beneficial owner, you may submit your voting instructions by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can submit your voting instructions by following the instructions in the voting instruction form provided to you by your broker or other nominee. We urge you to instruct your broker or other nominee how to vote on your behalf. As described more fully under Question 14, your broker or other nominee cannot vote on certain items without your instructions.
You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting via the Internet, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

13.	Q:	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET?
A:
If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as specified in Question 8 above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 3

2020 NOTICE OF MEETING AND PROXY STATEMENT

14.	Q:	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER OR OTHER NOMINEE? WHAT IS A BROKER NON-VOTE?
A:
As a beneficial owner, in order to ensure your shares are voted, you must provide voting instructions to your broker or other nominee by the deadline provided in the materials you receive from your broker or other nominee. If you do not provide voting instructions to your broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
Non-Discretionary Items. The election of directors and the Say-on-Pay proposal are non-discretionary items and may not be voted on by brokers or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when your broker or other nominee has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote your shares on that proposal.
Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year is a discretionary item. Generally, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on these proposals in their discretion.

15.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
A:
Yes. You may change your vote at any time before the voting concludes at our Annual Meeting. You may vote by proxy again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to our Annual Meeting will be counted), by signing and returning a new proxy card with a later date or by attending our Annual Meeting via the Internet and voting at the meeting. However, your attendance at our Annual Meeting via the Internet will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request in writing that your prior proxy be revoked.

16.	Q:	WHAT IS A “QUORUM”?
A:
For the purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority of the voting power of the outstanding shares entitled to vote at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

17.	Q:	WHAT IS THE VOTING REQUIREMENT FOR EACH PROPOSAL TO PASS?
A:
Election of Directors. Each of the eight director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board or the Board.
Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.
Say-On-Pay Proposal. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Because your vote is advisory, it will not be binding on the Board, the Compensation and Leadership Resources Committee (the “Compensation Committee”) or us. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about our executive compensation program. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

18.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
A:
We will announce preliminary voting results at our Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after our Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and the final voting results in an amendment to the Form 8-K as soon as they become available.

19.	Q:	IS MY VOTE CONFIDENTIAL?
A:
Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit Broadridge to tabulate and certify the vote and as required by law.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

20.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?
A:
We do not know of any business to be considered at our Annual Meeting other than the items described in this proxy statement. If any other business is presented at our Annual Meeting, your proxy gives authority to each of Dr. Lisa T. Su, our President and Chief Executive Officer, and Harry Wolin, our Senior Vice President, General Counsel and Corporate Secretary, to vote on such matters at their discretion.

21.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2021 ANNUAL MEETING DUE?
A:
For stockholder proposals to be considered for inclusion in the proxy statement for our 2021 annual meeting of stockholders, they must be submitted in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary and received by us on or before November 19, 2020.
In addition, for directors to be nominated or other stockholder proposals to be properly presented at our 2021 annual meeting of stockholders (but not included in our proxy materials), a separate notice of any nomination or proposal must be received by us between January 7, 2021 and February 6, 2021. If our 2021 annual meeting of stockholders is not held within 30 days of May 7, 2021, to be timely, the stockholder’s notice must be received by us no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2021 annual meeting of stockholders was made or the notice of our 2021 annual meeting of stockholders is mailed. The public announcement of an adjournment or postponement of our 2021 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement.
Our bylaws also provide a proxy access right permitting certain of our stockholders who have beneficially owned 3% or more of our common stock continuously for at least three years to submit director nominations via our proxy materials for up to 20% of the directors then serving. Notice of proxy access director nominations for the 2021 annual meeting of stockholders must be delivered to our principal executive offices, at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, no earlier than October 20, 2020 and no later than the close of business on November 19, 2020. In addition, the notice must set forth the information required by our bylaws with respect to each proxy access director nomination that a stockholder intends to present at the 2021 annual meeting of stockholders.
More information about the notice period and information required to be included in a stockholder’s notice of a nomination and proxy access is included under “Consideration of Stockholder Nominees for Director” below.

22.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?
A:
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of the Notice and, if applicable, our printed proxy materials to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written or oral request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered.
To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, contact us at 1(408) 749-4000 or at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge at 1(800) 542-1061.

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 5

2020 NOTICE OF MEETING AND PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements concerning Advanced Micro Devices, Inc. that involve risks, uncertainties and assumptions, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements are commonly identified by words such as “would,” “intends,” “believes,” “expects,” “may,” “will,” “should,” “seeks,” “plans,” “pro forma,” “estimates,” “anticipates,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. Investors are cautioned that the forward-looking statements in this proxy statement are based on current beliefs, assumptions and expectations, speak only as of the date of this proxy statement and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Investors are urged to review in detail the risks and uncertainties in our Securities and Exchange Commission filings, including but not limited to, our Annual Report on Form 10-K for the year ended December 28, 2019.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 1—ELECTION OF DIRECTORS
Our Board currently consists of eight members. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following eight nominees: Mr. John E. Caldwell, Ms. Nora M. Denzel, Mr. Mark Durcan, Mr. Michael P. Gregoire, Mr. Joseph A. Householder, Mr. John W. Marren, Dr. Lisa T. Su and Mr. Abhi Y. Talwalkar for election to the Board at the Annual Meeting. All directors are elected annually and serve a one-year term until our next annual meeting or until such director’s successor is appointed. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote FOR the election of these nominees, unless you instruct otherwise. Directors are strongly encouraged to attend annual meetings of our stockholders. At the 2019 Annual Meeting of Stockholders, the directors in attendance were: Mr. Caldwell, Ms. Denzel, Mr. Durcan, Mr. Householder, Mr. Marren, Dr. Su and Mr. Talwalkar.
Director Experience, Skills and Qualifications
Our goal is to assemble a knowledgeable and highly-qualified Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide us in the best interests of our stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They possess the highest integrity and a keen intellect. They are collegial, yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, us and our key constituents, including our customers, stockholders and management. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of the Board are current or former chief executive officers, thereby providing the Board with practical understanding of how large organizations operate, including the importance of employee development and retention. They also understand strategy and risk management and how these factors impact our operations.
Certain information regarding each of the nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director on the Board, as well as his or her principal occupation. Each nominee’s former directorships on public company boards during the past five years are included in a table set forth below—Former Directorships During the Last Five Years. The age of each director is as of our Annual Meeting.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

John E. Caldwell Director since October 2006 and Chairman of the Board since May 2016 Age: 70 Board Committees: Nominating and Corporate Governance Committee (Chair) and Audit and Finance Committee
Mr. Caldwell served as President and Chief Executive Officer of SMTC Corporation (an electronics manufacturing services company) from March 2003 until he retired in March 2011. Before joining SMTC, Mr. Caldwell served as chair of the restructuring committee of the board of directors of The Mosaic Group (a marketing services provider) from October 2002 to September 2003, as President and Chief Executive Officer of GEAC Computer Corporation, Ltd. (a computer software company) from October 2000 to November 2001 and as President and Chief Executive Officer of CAE Inc. (a simulation technologies and integrated training solutions provider for the civil aviation and defense industries) from June 1993 to October 1999. In addition, Mr. Caldwell has served in a variety of senior executive positions in finance, including Senior Vice President of Finance and Corporate Affairs of CAE and Executive Vice President of Finance and Administration of Carling O’Keefe Breweries of Canada. Over the course of his career, Mr. Caldwell has served on the audit committees of ten public companies. Mr. Caldwell has been a director of Faro Technologies, Inc. since 2002 and of IAMGOLD Corporation since 2006. Mr. Caldwell holds a Bachelor of Commerce degree from Carleton University, Ontario, and is a chartered professional accountant with the Chartered Professional Accountants of Ontario. Mr. Caldwell is an author and lecturer on the subject of board oversight of enterprise risk.
Director Qualifications: Mr. Caldwell brings to the Board extensive and diversified general management, financial management and risk assessment experience as a result of his experience at SMTC, his other executive management experience and his service as a director on the boards of directors of other public companies.

Nora M. Denzel
Director since March 2014
Age: 57
Board Committees: Compensation and Leadership Resources Committee (Chair), Innovation and Technology Committee and Nominating and Corporate Governance Committee

Ms. Denzel served as interim Chief Executive Officer of Outerwall Inc. (an automated retail solutions provider) from January to August 2015. Prior to Outerwall, Ms. Denzel held various executive management positions from February 2008 through August 2012 at Intuit Inc. (a cloud financial management software company), including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise, formerly, Hewlett-Packard Company (a technology software, services and hardware provider), including Senior Vice President and General Manager, Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to HP Enterprise, Ms. Denzel held executive positions at Legato Systems Inc. (a data storage management software company purchased by EMC Corporation) and International Business Machines Corporation (IBM) (an information technology company). Ms. Denzel has been a member of the board of directors of Ericsson since March 2013, Talend S.A. since July 2017 and NortonLifelock since December 2019. She holds a Master of Business Administration degree from Santa Clara University and a Bachelor of Science degree in Computer Science from the State University of New York.
Director Qualifications: Ms. Denzel brings to the Board more than 25 years of technology, software and leadership experience as a result of her experience at Intuit, Hewlett-Packard and IBM and her experience on the boards of directors of other public companies.

Mark Durcan
Director since October 2017
Age: 59
Board Committees: Compensation and Leadership Resources Committee, Innovation and Technology Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Durcan served as an advisor of Micron Technology, Inc. (a memory and storage solutions company) from May 2017 to August 2017 and served as its Chief Executive Officer from February 2012 until his retirement in May 2017. During Mr. Durcan’s 32-year tenure at Micron Technology, he held a wide variety of senior leadership positions, including President and Chief Operating Officer from 2007 to 2012, Chief Operating Officer from 2006 to 2007, Chief Technical Officer from 1998 to 2006 and Vice President, Research and Development from 1996 to 1998. Mr. Durcan joined Micron Technology, in June 1984 as a Diffusion Engineer and held a series of increasingly responsible positions, including Process Integration Engineer, Process Integration Manager and Process Development Manager. Mr. Durcan holds approximately 100 U.S. patents and overseas patents. Mr. Durcan has been a member of the board of directors of

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AmerisourceBergen Corporation since 2015 and Veoneer, Inc. since 2018. He also serves as a Director of St. Luke’s Medical System, a not-for-profit hospital and health care system. Mr. Durcan holds a Bachelor of Science degree in Chemical Engineering and a Master of Chemical Engineering degree from Rice University.
Director Qualifications: Mr. Durcan is a seasoned business executive with over 30 years of experience in the semiconductor industry. He brings to the Board substantial experience in the area of executive leadership, strategic planning, finance and corporate governance.

Michael P. Gregoire Director since November 2019 Age: 54 Board Committees: Audit and Finance Committee and Nominating and Corporate Governance Committee
Mr. Gregoire is a founding partner at Brighton Park Capital (a growth equity private equity firm). Prior to Brighton Park Capital, Mr. Gregoire served as Chairman & CEO of CA Technologies (an enterprise software company) from January 2013 to November 2018. Mr. Gregoire served as President and CEO of Taleo Corporation (“Taleo”) (a cloud-based talent management software company) from March 2005 to April 2012. He also served as a member of the board of directors of Taleo from April 2005 to April 2012 and as chairman of the board from May 2009 to April 2012. In addition, Mr. Gregoire served as Executive Vice President at PeopleSoft, Inc. and Executive Director at Electronic Data Systems (EDS) and has been chair of the World Economic Forum’s IT Governors Steering Committee as well as a member of the Business Roundtable’s Information and Technology Committee. Mr. Gregoire also serves on the Executive Council of TechNet, an organization of CEOs that represents the technology industry in policy issues critical to American innovation and economic competitiveness. Mr. Gregoire has been a member of the board of directors of Smartsheet Inc. since December 2019. Mr. Gregoire holds a Bachelor of Science degree in Physics and Computing from Wilfrid Laurier University in Ontario, Canada, and a Master of Business Administration degree from California Coast University.
Director Qualifications:  Mr. Gregoire is a seasoned business executive with a strong financial and fiscal background. Mr. Gregoire brings to the Board extensive experience in executive leadership and strategy in the technology industry.

Joseph A. Householder Director since September 2014 Age: 64 Board Committees: Audit and Finance Committee (Chair) and Nominating and Corporate Governance Committee
Mr. Householder was the President and Chief Operating Officer of Sempra Energy (a worldwide provider of energy infrastructure and gas and electric utilities) where he oversaw Sempra Energy’s regulated U.S. utilities and the Sempra North American Infrastructure Group from May 2018 until his retirement in January 2020. Previously from 2017 to 2018, Mr. Householder served as Sempra Energy’s Corporate Group President, Infrastructure Businesses overseeing the company’s operations in midstream, liquefied natural gas and renewable energy and Mexico. From 2011 to 2016, Mr. Householder was the Executive Vice President and Chief Financial Officer of Sempra Energy. He also served as Chief Accounting Officer of Sempra Energy from 2007 to 2012. From 2006 to 2011, Mr. Householder was Senior Vice President and Controller of Sempra Energy responsible for financial reporting, accounting and controls and tax functions for all Sempra Energy companies. Prior to this role, he served as Vice President of Corporate Tax and Chief Tax Counsel for Sempra Energy. Prior to joining Sempra Energy in 2001, Mr. Householder was a partner at PricewaterhouseCoopers in the firm’s national tax office. From 1986 to 1999, he served in a number of legal and financial roles at Unocal Corporation, including ultimately as Vice President of Corporate Development and Assistant Chief Financial Officer, where he was responsible for worldwide tax planning, financial reporting and forecasting and mergers and acquisitions. He also served on the board of directors of Infraestructura Energetica Nova (IEnova, a majority-owned subsidiary of Sempra Energy that is publicly traded in Mexico) from March 2013 to January 2020. In addition, Mr. Householder is a member of the Tax Executives Institute, the American Institute of Certified Public Accountants, the State Bar of California and the American Bar Association. He holds a Bachelor of Science degree in Business Administration from the University of Southern California and a Juris Doctor degree from Loyola Law School.
Director Qualifications: Mr. Householder brings to the Board significant financial and operational expertise as a result of his chief financial officer experience at Sempra Energy, his experience as a partner of PricewaterhouseCoopers and his experience at Unocal Corporation.

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John W. Marren Director since February 2017 Age: 57 Board Committees: Audit and Finance Committee and Nominating and Corporate Governance Committee
Mr. Marren has served as Senior Managing Director, North America of Temasek (a sovereign wealth fund of the government of Singapore) since November 2017. Prior to joining Temasek, Mr. Marren was a Senior Partner and the Head of Technology Investments of TPG Capital (a private equity investment company) from 2000 until his retirement in December 2015. From 1996 through 2000, Mr. Marren was a Managing Director at Morgan Stanley (a global financial services company), most recently as Co-Head of the Technology Investment Banking Group. From 1992 to 1996, he was a Managing Director and Senior Semiconductor Research Analyst at Alex Brown & Sons (an investment company). While at Morgan Stanley and Alex Brown & Sons, Mr. Marren was a frequent member of the Institutional Investor All-American Research Team, which recognizes the top research analysts on Wall Street. Prior to Alex Brown, Mr. Marren spent seven years in the semiconductor industry working for VLSI Technology and Vitesse Semiconductor. Mr. Marren currently serves on the board of directors of Poshmark Inc. and Impossible Foods Inc., both private companies. He is a Trustee of the University of California, Santa Barbara, and he serves on the US Olympic and Paralympic Foundation Board. Mr. Marren holds a Bachelor of Science degree in Electrical Engineering from the University of California, Santa Barbara.
Director Qualifications: Mr. Marren brings to the Board extensive financial knowledge and technology experience as a result of his prior work at TPG Capital and Morgan Stanley. Mr. Marren also provides the Board with valuable corporate governance insight from his past and present service on private and public company boards.

Dr. Lisa T. Su Director since October 2014 Age: 50
Dr. Lisa T. Su is AMD’s President and Chief Executive Officer, a position she has held since October 2014, and serves on our Board of Directors. Previously, from July 2014 to October 2014, she was Chief Operating Officer responsible for integrating AMD’s business units, sales, global operations and infrastructure enablement teams into a single market-facing organization responsible for all aspects of product strategy and execution. Dr. Su joined AMD in January 2012 as Senior Vice President and General Manager, Global Business Units and was responsible for driving end-to-end business execution of AMD products and solutions. Prior to joining AMD, Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc. (a semiconductor manufacturing company), and was responsible for global strategy, marketing and engineering for the company’s embedded communications and applications processor business. Dr. Su joined Freescale in 2007 as Chief Technology Officer, where she led the company’s technology roadmap and research and development efforts.
Dr. Su spent the previous 13 years at IBM in various engineering and business leadership positions, including Vice President of the Semiconductor Research and Development Center responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Prior to IBM, she was a member of the technical staff at Texas Instruments Incorporated in the Semiconductor Process and Device Center from 1994 to 1995.
Dr. Su has a Bachelor of Science, Master of Science and Doctorate degrees in Electrical Engineering from the Massachusetts Institute of Technology (MIT). She has published more than 40 technical articles and was named a Fellow of the Institute of Electronics and Electrical Engineers in 2009. In 2017, Dr. Su was named one of the “World’s 50 Greatest Leaders” by Fortune Magazine and the “Top Ranked Semiconductor CEO” by Institutional Investor Magazine. In 2018, Dr. Su was elected to the National Academy of Engineering, was named “Businessperson of the Year” by Fortune Magazine and received the prestigious Dr. Morris Chang Exemplary Leadership Award by the Global Semiconductor Alliance. In 2019, Dr. Su was named one of the “World’s Best CEOs” by Barron’s and was also listed in Fortune’s “Most Powerful Women in Business”, Harvard Business Review’s “Best-Performing CEOs in the World” and Businessweek’s "Bloomberg50”. Dr. Su has been a member of the board of Cisco Systems, Inc. since January 2020. She also serves as chairperson of the Global Semiconductor Alliance (GSA).
Director Qualifications: As our President and Chief Executive Officer, Dr. Su brings to the Board her expertise and proven leadership in the global semiconductor industry as well as valuable insight into our operations, management and culture, providing an essential link between the management and the Board on management’s perspectives.

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Abhi Y. Talwalkar Director since June 2017 Age: 56 Board Committees: Compensation and Leadership Resources Committee, Innovation and Technology Committee and Nominating and Corporate Governance Committee
Mr. Talwalkar was President and Chief Executive Officer of LSI Corporation (a semiconductor and software company) from May 2005 until the completion of LSI’s merger with Avago Technologies Limited in May 2014. From 1993 to 2005, Mr. Talwalkar held a number of senior management positions at Intel Corporation (a semiconductor company), including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s corporate client, server, storage, and communications businesses, and Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for server computing. Prior to Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems (a multiprocessing computer systems design and manufacturer that later became a part of IBM). He also held positions at Bipolar Integrated Technology, Inc. (a VLSI bipolar semiconductor company); and Lattice Semiconductor Inc. (a service-driven developer of programmable design solutions). He has been a member of the board of directors of Lam Research Corporation since 2011, iRhythm Technologies since 2016 and TE Connectivity since 2017. Mr. Talwalkar was also a member of the board of directors of LSI Corporation from 2005 to 2014 and the Semiconductor Industry Association. Additionally, he was a member of the U.S. delegation for World Semiconductor Council proceedings. Mr. Talwalkar holds a Bachelor of Science degree in Electrical Engineering from Oregon State University.
Director Qualifications: Mr. Talwalkar brings to the Board extensive CEO experience and significant public company technology industry experience. He also provides the Board with valuable public board governance insight from his past and present board service.
Former Directorships in Public Companies in the Last Five Years
The table below sets forth the list of public companies on which our director nominees formerly served over the last five years including the name of the company and duration of service. Our director nominees do not currently serve on the boards of the companies listed below.

Director	Name of the Company	Term of Past Directorship
John E. Caldwell	—	—
Nora M. Denzel	Outerwall Inc.	2013—2015
	Saba Software, Inc.	2011—2015
Mark Durcan	Freescale Semiconductor	2014—2015
	Micron Technology, Inc.	2012—2017
	MWI Veterinary Supply, Inc.	2014—2015
Michael P. Gregoire	CA Technologies	2013—2018
	Automatic Data Processing, Inc.	2014—2019
Joseph A. Householder	Southern California Gas Company	2010—2015
John W. Marren	Freescale Semiconductor	2007—2015
Lisa T. Su	Analog Devices Inc.	2012—2020
Ahbi Y. Talwalkar	—	—

Consideration of Stockholder Nominees for Director
The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on the Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board at our 2021 annual meeting of stockholders must be a stockholder of record, both when they give us notice and at our 2021 annual meeting, must be entitled to vote at our 2021 annual meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2021 annual meeting of stockholders, the notice must be delivered between January 7, 2021 and February 6, 2021. However, if our

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2021 annual meeting of stockholders is not held within 30 days of May 7, 2021, the stockholder’s notice must be delivered no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of our 2021 annual meeting was made or the day the notice of our 2021 annual meeting is mailed. The public announcement of an adjournment or postponement of our 2021 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the tenth day following the day on which we first make such public announcement. If necessary, the stockholder’s notice must be updated and supplemented as set forth in our bylaws. The stockholder’s notice must include the following information for the person making the nomination:

•	name, age, nationality, business and residence addresses;

•	principal occupation and employment;

•	the class and number of shares owned beneficially or of record;

•	any derivative, swap or other transaction which gives economic risk similar to ownership of shares;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares;

•
any agreement, arrangement, understanding or relationship engaged in to increase or decrease the level of risk related to, or the voting power with respect to, our shares, or that provides the opportunity to profit from a decrease in price or value of shares;

•	any performance-related fees that the nominating person is entitled to, based on any increase or decrease in the value of any shares; and

•	any other information required by the SEC to be disclosed in a proxy statement.
The stockholder’s notice must also include the following information for each proposed director nominee:

•	financial or other material relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with election of directors.
The Chair of our Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee in the section entitled “Meetings and Committees of the Board of Directors—Board Committees.” The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by us in connection with our evaluation of the nominee’s independence.
In addition, our bylaws permit certain of our stockholders who have beneficially owned 3% or more of our outstanding common stock continuously for at least three years to submit nominations to be included in the our proxy materials for up to 20% of the total number of directors then serving. Notice of proxy access director nominations must be delivered to our principal executive offices, at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, no earlier than 150 days or no later than 120 days prior to the first anniversary of the date the proxy materials were released in connection with the preceding year’s annual meeting. For our 2021 annual meeting of stockholders, the notice must be delivered between October 20, 2020, and no later than the close of business on November 19, 2020. The nominating stockholder or group of stockholders that intend to present at the 2021 annual meeting of stockholders must submit the following for each proxy access director nominee and nominating stockholder or group of stockholders:

•	a Schedule 14N;

•	a written notice that includes the information required by the bylaws;

•	an executed agreement by the nominating stockholder or group of stockholders certifying to items set forth in the bylaws; and

•	an executed agreement by the proxy access director nominee certifying to items set forth in the bylaws.

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Communications with the Board or Non-Management Directors
Anyone who wishes to communicate with our Board or with non-management directors may send their communications in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chairman of the Board.

Required Vote
At our Annual Meeting, our directors will be elected using a majority vote standard with respect to uncontested elections, such as this election. This standard requires that each director receive the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these director elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized Board committee or the Board.

Recommendation of the Board Directors
The Board of Directors unanimously recommends that you vote FOR each of the director nominees. Unless you vote otherwise, your proxy will vote FOR the proposed nominees.

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 CORPORATE GOVERNANCE
The Board has adopted the Governance Principles to address significant corporate governance issues. The Governance Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Governance Principles and recommending any changes to the Governance Principles to the Board.
Independence of Directors
The Governance Principles provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing rules of the Nasdaq Stock Market (“Nasdaq”). Among other criteria, no director qualifies as independent unless the Board determines that the director has no direct material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, the Board undertakes a review of director independence. The Board determined that all directors who served during fiscal 2019 and all of our director nominees, other than Dr. Su, are independent in accordance with SEC and Nasdaq rules.
In making its independence determinations, the Board reviewed direct and indirect transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. All of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the transactions or arrangements involved an amount that (i) exceeded the greater of 5% of the recipient entity’s revenues or $200,000 with respect to transactions where a director or any member of his or her immediate family or spouse served in any capacity other than as a director of a publicly held-corporation or (ii) exceeded $10,000 with respect to professional or consulting services provided by entities at which our directors serve as professors or employees.
The Board determined that none of our directors currently has or has had any direct or indirect material interest in any transactions and arrangements that would interfere with their exercise of independent judgment as members of the Board. The Board also determined that each of the members of the Audit and Finance, Nominating and Corporate Governance and Compensation Committees are independent in accordance with SEC and Nasdaq rules.
Compensation Committee Interlocks and Insider Participation
During fiscal 2019, Ms. Denzel and Messrs. Durcan and Talwalkar served on the Compensation Committee. The current members of the Compensation Committee are Ms. Denzel and Messrs. Durcan and Talwalkar. None of the members of the Compensation Committee is or has been an executive officer or employee of AMD. In addition, none of our executive officers serves on the board of directors or compensation committee of a company which has an executive officer who serves on our Board or Compensation Committee.
Board Leadership Structure
The Governance Principles permit the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals, based on our needs, best practices and the interests of our stockholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. The Board has the experience of functioning effectively either way. The Board believes that its current leadership structure, with an independent Chairman of the Board, separate from the Chief Executive Officer, is the most appropriate leadership structure for the Company at this time, is in the best interests of the stockholders and allows the Board to fulfill its duties effectively and efficiently based on our current needs. Mr. Caldwell, who is independent in accordance with SEC and Nasdaq rules, is our Chairman of the Board. Mr. Caldwell presides at meetings of our stockholders and directors and leads the Board in fulfilling its responsibilities. The Board benefits from Mr. Caldwell’s extensive and diversified leadership experience, financial management and risk assessment experience. He also has strong public company board experience and has intimate familiarity with our history and business.
Separating the roles of the Chairman of the Board and Chief Executive Officer also enables the independent directors to more meaningfully participate in the leadership of the Board. The Board believes this structure provides an appropriate degree of oversight and allows Dr. Su, our President and Chief Executive Officer, to focus on our business strategy and market opportunities, as well as on our organizational structure and execution capabilities.
Risk Oversight
The Board’s role in risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of management having responsibility for day-to-day risk management activities and processes, and our Board and its committees being actively involved in overseeing our risk management. The Board and management consider “risk” for these purposes to be the possibility of an undesired occurrence that could threaten the

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viability of the company, result in a material destruction of our assets or stockholder value, or materially impact our long-term performance. Examples of the types of risks faced by us include:

•
business-specific risks related to our ability to develop new products and services, our strategic position in key existing and new markets, our operational execution and infrastructure, our relationships with our third-party manufacturing suppliers and competition in the microprocessor and graphics markets;

•	macroeconomic risks, such as adverse global economic conditions and global geo-political events; and

•	“event” risks, such as natural disasters and cybersecurity threats.
We engage in activities that seek to take calculated risks that protect the value of our existing assets and create new or future value. Management is responsible for day-to-day risk management activities and processes. Members of senior management participate in identifying and assessing risks and risk controls, developing recommendations to determine the appropriate manner in which to control risk and implementing risk mitigation activities. Our Chief Executive Officer has ultimate responsibility for management of our business, including enterprise level risks and the risk management program and processes.
In fulfilling its oversight role, the Board focuses on understanding the nature of our enterprise risks, including risks in our operations, finance and strategy, organization, compliance and external exposures as well as the adequacy of our risk assessment and risk management processes. The Board has implemented a risk oversight model and periodically receives reports and updates from management. At least annually, the Board discusses with management the appropriate level of risk relative to our strategy and objectives and reviews with management our existing risk management processes and their effectiveness. The Board also receives periodic management updates on our operations, organization, financial position and results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. In addition, the Board receives full reports from the following Board committee chairs regarding each committee’s considerations and actions related to the specific risk topics over which the committee has oversight:

•
The Audit and Finance Committee assists the Board in overseeing our enterprise risk management process as it relates to our financial and information technology (including security and cybersecurity) risk exposures; reviews our portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures as well as risks associated with our capital structure; and reviews our policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department to discuss any issues that warrant attention.

•
The Compensation Committee oversees risk management as it relates to our compensation policies and practices applicable to all employees. It reviews with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could be reasonably likely to have a material adverse effect on us. For additional details, see “Compensation Policies and Practices,” below. Additionally, the Compensation Committee oversees organizational risks, including leadership succession, talent capacity, capabilities, attraction, retention and culture.

•
The Nominating and Corporate Governance Committee considers potential risks related to the effectiveness of the Board, including succession planning for the Board and our overall governance and Board structure.

•
The Innovation and Technology Committee assists the Board in its oversight responsibilities relating to technical and market risks associated with product development and investment as well as risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology.

Code of Ethics
The Board has adopted a code of ethics that applies to all directors and employees entitled the “Worldwide Standards of Business Conduct,” which is designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws (including anti-corruption laws), fair dealing, protecting our property and confidentiality of our information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.
The Board has also adopted a “Code of Ethics” for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The table below shows the current chairs and membership of the Board and each standing Board committee, the independence status of each Board member and the number of Board and Board committee meetings held during fiscal 2019.

Director	Board of Directors	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation and Leadership Resources Committee	Innovation and Technology Committee
John E. Caldwell	C	●	C
Nora M. Denzel	●		●	C	●
Mark Durcan	●		●	●	C
Michael P. Gregoire	●	●	●
Joseph A. Householder**	●	C	●
John W. Marren	●	●	●
Lisa T. Su*	●
Abhi Y. Talwalkar	●		●	●	●
Number of 2019 Meetings	9	10	4	12	4

 C Chair                • Member                 * Non-Independent Director                ** Financial Expert

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Board Meetings and Attendance
The Board held nine meetings during fiscal 2019. During fiscal 2019, all members of the Board attended at least 75 percent of the meetings of the Board and Board committees on which they served. In addition, on at least an annual basis, the Board and management discuss our strategic direction, new business opportunities and product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions without our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management (including our Chief Executive Officer), industry leaders and customers on a periodic basis. In fiscal 2019, sessions of only our non-employee directors were held six times.
Board Committees
The Board has four standing committees: an Audit and Finance Committee, a Nominating and Corporate Governance Committee, a Compensation and Leadership Resources Committee and an Innovation and Technology Committee. The members of the Board committees and their Chairs are nominated by the Nominating and Corporate Governance Committee and appointed by the Board.
Each of the Board committees has adopted a written charter, which has been approved by the Board. You can access our current bylaws, committee charters, the Governance Principles, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations pages of our website at www.amd.com or ir.amd.com.
Audit and Finance Committee.    The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The head of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer, and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee currently consists of Mr. Householder, as Chair, and Messrs. Caldwell, Gregoire and Marren, each determined to be financially literate and “independent” under applicable SEC and Nasdaq rules. The Board also determined that Mr. Householder is an “audit committee financial expert,” as defined under applicable SEC rules. The Audit and Finance Committee held 10 meetings during fiscal 2019.
Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board and the development and recommendation to the Board of corporate governance guidelines and principles, including the Governance Principles. In addition, the Nominating and Corporate Governance Committee oversees the Board’s annual review of its performance (including its composition and organization) and leads a process for our non-employee directors to evaluate the performance of our Chief Executive Officer. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership. The Nominating and Corporate Governance Committee currently consists of Mr. Caldwell, as Chair, Ms. Denzel and Messrs. Durcan, Gregoire, Householder, Marren and Talwalkar, each determined by the Board to be “independent” under applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held four meetings during fiscal 2019 and has held one meeting during fiscal 2020 to consider director nominees for our Annual Meeting and other matters.
In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the boards of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating and Corporate Governance Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and our requirements, taking into consideration the diverse communities and geographies in which we operate. Although the Nominating and Corporate Governance Committee uses these and other criteria to

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evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating and Corporate Governance Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.
Compensation and Leadership Resources Committee.    The Compensation Committee assists the Board in its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates employment, separation, severance and change of control agreements and our compensation plans, policies and strategies relating to talent management and development, including but not limited to those regarding talent acquisition, retention, talent development, succession planning, career progression, culture, diversity and inclusion. With respect to our Section 16 officers, the Compensation Committee reviews and approves all grants to the Board, our executive officers, senior vice presidents, and Section 16 officers under our equity plans. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, our officers or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with our strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally.
The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2019, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, as its independent compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2019, including:

•
the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies;

•
the pay levels of our named executive officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•
our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recoupment (i.e., “clawback”) policies; and

•	the compensation arrangements for our Board.
The Compensation Committee is supported in its work by members of our management team, including: (i) Dr. Su, our President and Chief Executive Officer; (ii) our Senior Vice President Worldwide Marketing, Human Resources and Investor Relations; (iii) our Senior Vice President and Chief Human Resources Officer; (iv) our Senior Vice President, General Counsel and Corporate Secretary; and (v) our Corporate Vice President, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were decided. Dr. Su does not participate in the determination of her own compensation.
The Compensation Committee currently consists of Ms. Denzel, as Chair, and Messrs. Durcan and Talwalkar, each determined to be “independent” under applicable SEC and Nasdaq rules. The Compensation Committee held twelve meetings during fiscal 2019.
Innovation and Technology Committee.    The Innovation and Technology Committee assists the Board in its oversight responsibilities regarding matters of innovation and technology. The Innovation and Technology Committee is responsible for reviewing, evaluating and making recommendations to the Board regarding our major technology plans and strategies, including our research and development activities, as well as the technical and market risks associated with product development and investment; reviewing, evaluating and making recommendations regarding talent and skills of our workforce supporting our technology and research and development activities; monitoring the performance of our technology development in support of our overall business strategy; monitoring and evaluating existing and future trends in technology that may affect our strategic plans; and assessing our risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology. The Innovation and Technology Committee currently consists of Mr. Durcan, as Chair, Ms. Denzel and Mr. Talwalker. The Innovation and Technology Committee held four meetings during fiscal 2019.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

DIRECTORS’ COMPENSATION AND BENEFITS
Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement benefits to our non-employee directors.
2019 Non-Employee Director Compensation.   The table below summarizes the compensation paid to our non-employee directors for fiscal 2019. Dr. Su, who is an employee director, did not receive any compensation for her service as a director on the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
John E. Caldwell	152,500	275,579	428,079
Nora M. Denzel	127,228	183,710	310,938
Mark Durcan	134,396	183,710	318,106
Michael Gregoire(4)	5,421	196,944	202,365
Joseph A. Householder	130,000	183,710	313,710
Michael J. Inglis	52,308	—	52,308
John W. Marren	105,000	183,710	288,710
Abhi Y. Talwalkar	117,582	183,710	301,292
Ahmed Yahia	35,495	—	35,495
____________

(1)
Amounts represent annual retainers for service as directors, annual retainers for Board committee service and annual retainers for serving as Board committee chairs, where applicable. See “—Cash Fees Paid to Non-Employee Directors” below for additional information.

(2)
Amounts represent equity awards in the form of restricted stock unit (“RSU”) awards granted under our Outside Director Equity Compensation Policy. See “—Equity Awards for Non-Employee Directors” below for additional information. Amounts reflect the aggregate grant date fair value of the respective director’s RSU awards computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K. The actual value that a director may realize from an RSU award is contingent upon the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table sets forth all RSUs granted to each non-employee director in fiscal 2019:

Name	Grant Date	RSUs Granted (#)	Grant Date Fair Value ($)
John E. Caldwell	5/15/2019	9,992	275,579
Nora M. Denzel	5/15/2019	6,661	183,710
Mark Durcan	5/15/2019	6,661	183,710
Michael Gregoire	12/13/2019	4,786	196,944
Joseph A. Householder	5/15/2019	6,661	183,710
Michael J. Inglis	—	—	—
John W. Marren	5/15/2019	6,661	183,710
Abhi Y. Talwalkar	5/15/2019	6,661	183,710
Ahmed Yahia	—	—	—

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2020 NOTICE OF MEETING AND PROXY STATEMENT

(3)
The following table sets forth the aggregate number of outstanding RSUs held by our non-employee directors as of December 28, 2019, our fiscal year end. None of our non-employee directors held any options as of December 28, 2019. Pursuant to our Outside Director Equity Compensation Policy, Ms. Denzel and Messrs. Caldwell, Durcan, Householder, Inglis, Marren and Talwalkar have elected to defer the issuance of shares subject to RSU awards, respectively, until such time as the respective director ceases to serve on the Board. The deferred RSUs as of fiscal year end are included in the following table.

Name	RSUs Outstanding as of December 28, 2019
John E. Caldwell	392,171
Nora M. Denzel	61,869
Mark Durcan	38,689
Michael Gregoire	4,786
Joseph A. Householder	210,239
Michael J. Inglis	—
John W. Marren	43,851
Abhi Y. Talwalkar	24,745
Ahmed Yahia	—

(4)
Mr. Gregoire joined the Board in November 2019. Mr. Gregoire’s stock award represents an off-cycle grant which was calculated in the manner described in more detail below in “Equity Awards for Non-Employee Directors – Off-Cycle Grants”.

Determining Non-Employee Director Compensation.  The Compensation Committee annually reviews our non-employee directors’ compensation. Based on this review, the Compensation Committee recommends any changes to our non-employee directors’ compensation to the Board for approval. In addition, the Board and Compensation Committee periodically evaluate how our director pay levels and pay policies compare to the competitive market. In fiscal 2019, the Board and Compensation Committee reviewed competitive market data regarding non-employee directors’ pay relative to our peer group (as described in more detail in the “Compensation Discussion and Analysis” section) as well as the broader market which was compiled by Compensia. While competitive market data is important to the evaluation of the directors’ compensation, such data is just one of several factors considered by the Board in approving director compensation, and the Board has discretion in determining the nature and extent of its use. In fiscal 2019, in addition to the competitive market data, the Board considered the amount of time associated with Board and Board committee services as well as annual share usage under our 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”) related to non-employee director compensation.
The Board continued the practice adopted in May 2014, to reallocate the mix of cash and equity compensation paid to our non-employee directors, with the goal of maintaining total average compensation per non-employee director at approximately the same level as had been previously paid and maintaining an affordable annual share usage. These changes are further described under “Cash Fees Paid to Non-Employee Directors” and “Equity Awards for Non-Employee Directors,” below.
Cash Fees Paid to Non-Employee Directors.  The cash fees our non-employee directors were eligible to receive in fiscal 2019 was composed of the following elements:

•	Annual retainer for services as a director;

•	Annual retainer for services on a Board committee; and

•	Annual retainer for services as a Board committee chair.
Annual Retainer for Service as Director.  Non-employee directors are paid an annual retainer for their service as directors. In fiscal 2019, other than our Chairman of the Board, the non-employee directors were paid an annual retainer of $75,000. The annual retainer for the Chairman of the Board for a full year of service is 1.5 times the amount of the other Board members annual retainer, or $112,500.

Annual Retainer for Service on Board Committees.  During fiscal 2019, the Board continued the practice of paying additional annual retainers set forth below for service on a Board committee. These retainers were unchanged in fiscal 2019 from fiscal 2018.

Audit and Finance Committee	$20,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$20,000

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Annual Retainer for Service as Board Committee Chair.  In addition, non-employee directors receive annual retainers for serving as a chair of a Board committee, which are set forth below. These retainers were unchanged in fiscal 2019 from fiscal 2018.

Audit and Finance Committee	$25,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$15,000
Equity Awards for Non-Employee Directors.  In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in the form of equity. Non-employee directors participate in the 2004 Plan and are entitled to receive equity awards under our Outside Director Equity Compensation Policy, subject to the terms of the 2004 Plan. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders, and, if a non-employee director is appointed to the Board on a date other than the date of an annual meeting of stockholders, such director is entitled to receive an initial RSU award on his or her appointment to the Board (an “Off-Cycle RSU Grant”).
Annual RSU Awards.  Under our current Outside Director Equity Compensation Policy, which was amended in August 2019, the Annual RSU Award for each non-employee director (other than the Chairman of the Board) who has served on the Board continuously prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $185,000 (the “Target Equity Value”) divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. Following a peer review, and in consultation with Compensia, in February 2020 the Board increased the Target Equity Value from $185,000 to $205,000. The Chairman of the Board’s Annual RSU Award remains at 1.5x the Target Equity Value.
In addition, under our current Outside Director Equity Compensation Policy, if a non-employee director has served on the Board for less than twelve months prior to an annual meeting of stockholders, such director’s Annual RSU Award is pro-rated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month counts as a full month of service.
Off-Cycle Grants.  Under our current Outside Director Equity Compensation Policy, an Off-Cycle Grant is equal to the quotient of (i) the Target Equity Value divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. The Annual RSU Awards and the Off-Cycle RSU Grants vest on the one-year anniversary of their grant dates.
In fiscal 2019, each of our directors, other than those who did not stand for re-election, received an Annual RSU Award under our current Outside Director Equity Compensation Policy.
Deferral.  Pursuant to our Outside Director Equity Compensation Policy, our non-employee directors may elect to defer the issuance of shares of our common stock that become issuable upon vesting of the RSUs granted pursuant to the 2004 Plan (and the recognition of taxable income associated with such RSUs) until such time as the director ceases to serve on our Board. A non-employee director can make this election by completing a Restricted Stock Unit Award Deferral Election Agreement before the scheduled date of an RSU grant. If a director makes this election, the issuance of the common stock subject to the RSUs may not be accelerated or changed once the Election Agreement is submitted to us. Any common stock deferred under our Outside Director Equity Compensation Policy is issued to the director, in one lump sum, within 30 days after his or her resignation from our Board.
Acceleration of Vesting.  Pursuant to our Outside Director Equity Compensation Policy, in the event of our change of control, all of our non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of his or her equity compensation awards will become fully vested, provided that such non-employee director served as a member of the Board for at least three years prior to the date of termination and satisfied our stock ownership guideline requirements during his or her service as a Board member.
Other Benefits for Non-Employee Directors.  We reimburse our directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.
Stock Ownership Guidelines.  Under our stock ownership guidelines, which were updated in August 2017, our non-employee directors are required to hold the lesser of (i) the number of shares equivalent to five times their then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding

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and ending with the date of the annual meeting of stockholders or (ii) 30,000 shares (in the case of non-employee directors other than the Chairman of our Board) or 45,000 shares (in the case of the Chairman of the Board).
The stock ownership guidelines must be achieved by each non-employee director within the later of (i) August 2022, which is the five-year anniversary of the adoption of our amended stock ownership guidelines, or (ii) the five-year anniversary of the respective director’s first election or appointment to the Board or first appointment as Chairman of the Board, as applicable.
Until the requirements of our stock ownership guidelines are achieved, each non-employee director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through our stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares of common stock owned outright by a director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock where the restrictions have lapsed; (iii) shares acquired upon stock option exercise; (iv) shares purchased in the open market; (v) restricted stock units where the restrictions have lapsed but the issuance of the shares to the director has been deferred at the election of the director pursuant to a Company policy, plan or written agreement; and (vi) shares held in trust. “Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock, less the number of shares the director sells to cover the exercise price of stock options and sells or has withheld to pay taxes.
As of December 28, 2019, all of our non-employee directors were holding the required number of shares under our stock ownership guidelines or had time remaining to do so within the established compliance time frame.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

PRINCIPAL STOCKHOLDERS
The following table shows each person or entity we know to be the beneficial owner of five percent or more of our common stock as of March 10, 2020.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	108,127,185 (sole dispositive power as to 106,265,270 shares; shared dispositive power as to 1,861,915 shares; sole voting power as to 1,671,780 shares; shared voting power as to 279,903 shares)	9.2%

BlackRock, Inc.(3) 55 East 52nd Street New York, New York 10022	78,856,626 (sole voting power as 70,201,909 shares; sole dispositive power as to all shares)	6.7%

FMR LLC(4) 245 Summer Street Boston, MA 02210	58,575,491 (sole voting power as 14,459,898 shares; sole dispositive power as to all shares)	5.0%
____________

(1)	Based on 1,170,852,297 shares of our common stock outstanding as of March 10, 2020.

(2)
Based on Amendment No. 8 of Schedule 13G filed with the SEC on February 12, 2020 by The Vanguard Group. The Vanguard Group is an investment adviser deemed to be the beneficial owner of 108,127,185 shares of our common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 1,308,626 shares of our common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 898,855 shares of our common stock as a result of its serving as investment manager of Australian investment offerings.

(3)
This information is based on Amendment No. 4 of Schedule 13G filed with the SEC on February 5, 2020 by BlackRock, Inc. and includes 78,856,626 shares of common stock owned by BlackRock and its subsidiaries.

(4)	This information is based on Schedule 13G filed with the SEC on February 7, 2020 by FMR LLC and includes 58,575,491 shares of common stock owned by FMR LLC and its subsidiaries.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

  SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The table below shows the number of shares of our common stock beneficially owned as of March 10, 2020 by our current directors, our director nominees, our Named Executive Officers (as defined in “Compensation Discussion and Analysis” below) and all of our current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Lisa T. Su	6,371,557	*
John E. Caldwell	456,851	*
Nora M. Denzel	208,107	*
Mark Durcan	32,028	*
Michael P. Gregoire	—	*
Joseph A. Householder	203,578	*
John W. Marren	37,190	*
Abhi Y. Talwalkar	33,385	*
Devinder Kumar	1,283,132	*
Rick Bergman	52,345	*
Sandeep Chennakeshu	—	*
Darren Grasby	53,529	*
Mark D. Papermaster	2,550,175	*
All current directors and executive officers as a group (15 persons)	14,367,093	1.2%
________________

*	Less than one percent

(1)
Some of the individuals may share voting power with their spouses with respect to the listed shares. Mr. Chennakeshu’s beneficial ownership is as of his last day of employment with the Company in August 2019.

(2)
Includes beneficial ownership of the following number of shares of our common stock that are issuable upon exercise of stock options that are exercisable by May 9, 2020 (within 60 days of March 10, 2020) and upon vesting of RSUs that are scheduled to vest by May 9, 2020. Also includes beneficial ownership of the following number of shares of our common stock issuable upon the vesting of RSUs that vested as of March 10, 2020 or for which the issuance of shares of our common stock upon vesting was deferred by the director (the “Deferred RSU Shares”) pursuant to our Outside Director Equity Compensation Policy until such director ceases to serve on the Board:

Name	RSU Shares # (4)	Deferred RSU Shares # (5)	Options # (6)
Lisa T. Su	—	—	3,767,887
John E. Caldwell	—	382,179	—
Nora M. Denzel	—	55,208	—
Mark Durcan	—	32,028	—
Michael P. Gregoire	—	—	—
Joseph A. Householder	—	203,578	—
John W. Marren	—	37,190	—
Abhi Y. Talwalkar	—	18,084	—
Devinder Kumar	—	—	808,119
Rick Bergman	—	—	—
Sandeep Chennakeshu	—	—	—
Darren Grasby	—	—	12,492
Mark D. Papermaster	—	—	1,214,895
All current directors and executive officers as a group (15 persons)	—	728,267	6,622,730

(3)
Based on 1,170,852,297 shares of our common stock outstanding as of March 10, 2020. Also, with respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 9, 2020 and upon vesting of RSUs held by that individual that will vest by May 9, 2020 and Deferred RSU Shares, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(4)
With respect to each individual, the calculation includes shares of our common stock that are issuable upon vesting of RSUs held by that individual that will vest by May 9, 2020, ignoring the withholding of shares of common stock to cover applicable taxes.

(5)	Shares deferred as of March 10, 2020.

(6)
With respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 9, 2020, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following sets forth biographical information regarding our executive officers as of March 10, 2020. Biographical information about Dr. Su, who is both a director and an executive officer, may be found under “Item 1—Election of Directors” above. The age of each executive officer is as of our Annual Meeting.

Devinder Kumar Senior Vice President, Chief Financial Officer and Treasurer Age: 64
Mr. Kumar is our Senior Vice President, Chief Financial Officer and Treasurer. Mr. Kumar is responsible for the company’s global finance organization and oversees financial management of the company as well as global corporate services and facilities.
Since joining AMD in 1984, Mr. Kumar has progressed through leadership positions in corporate accounting and corporate finance, including serving 10 years as the regional finance director in Asia. From 2001 to 2012, Mr. Kumar served as Corporate Controller. He was appointed Chief Financial Officer in January 2013 and his role was expanded to include treasury responsibilities in April 2015.
Mr. Kumar has served as a member of the board of directors of Ciena Corporation (a networking systems, services and software company) since August 2019.
Mr. Kumar holds a Bachelor of Science degree in Ecology from the University of Malaya, Malaysia, a Master of Science degree in Biology from the University of California, Santa Barbara and an MBA in Finance from the University of California, Los Angeles.

Rick Bergman Executive Vice President, Computing and Graphics Business Group Age: 56
Mr. Bergman is our Executive Vice President of Computing and Graphics with responsibility for our high-performance PC, gaming and semi-custom businesses. Mr. Bergman brings over 30 years of industry experience including significant business leadership experience.
Previously, Mr. Bergman was president and CEO for Synaptics, a leading developer of human interface solutions including touch, display, IoT and biometrics solutions, from October 2011 to March 2019. Prior to that, he served in a series of senior executive positions at AMD, where he was Senior Vice President and General Manager of AMD's Product Group from May 2009 to September 2011, and Senior Vice President and General Manager of AMD's Graphics Product Group from October 2006 to May 2009. During his time at AMD, Mr. Bergman was responsible for delivering microprocessors and graphics chips to our customers across server, client, embedded and game consoles, and for driving the technology that put a graphics chip and processor on a single piece of silicon. Until AMD acquired ATI Technologies Inc.in 2006, Mr. Bergman was Senior Vice President and General Manager of ATI Technologies' PC Group.
Additionally, he has held senior management positions at S3 Graphics, Texas Instruments and IBM and was a board member of Maxwell Technologies from 2015 until it was acquired by Tesla in May 2019.
Mr. Bergman holds a Bachelor of Science degree in Electrical Engineering from the University of Michigan and a Master of Science degree in Business Administration from the University of Colorado's Executive MBA program.

Darren Grasby Senior Vice President and Chief Sales Officer, President EMEA Age: 50
Mr. Grasby is our Senior Vice President, Chief Sales Officer and President of AMD EMEA. In this role, he is responsible for leading the global sales organization for all of our product lines, including computing, graphics, datacenter and embedded products. Since Mr. Grasby joined AMD in 2007, he has held several leadership roles focused on sales and marketing, including serving as Senior Vice President of Global Computing and Graphics Sales from July 2018 to January 2019. In that role, Mr. Grasby led teams responsible for successfully driving adoption of AMD Ryzen™, AMD Radeon™ and AMD EPYC™ processors globally. Prior to that, Mr. Grasby was our President EMEA and Global Channel Sales from October 2015 to July 2018 and Corporate Vice President, Global Sales and General Manager EMEA from November 2014 to October 2015. He was our Corporate Vice President and General Manager EMEA from August 2007 to November 2014. Mr. Grasby has nearly three decades of high-tech industry expertise focused on PCs, graphics and peripheral product sales. Before joining AMD, Mr. Grasby created and ran several very successful companies, including businesses focused on computer manufacturing, supply chain management, global distribution, and creation and development of graphics brands like ATI.

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Forrest E. Norrod Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group Age: 54
Mr. Norrod is our Senior Vice President and General Manager of the Datacenter and Embedded Solutions Business Group. In this role, he is responsible for managing all aspects of strategy, business management, engineering and sales for datacenter and embedded products. Mr. Norrod joined AMD in November 2014 and led the Enterprise, Embedded and Semi-Custom business group for his first three years. Mr. Norrod has more than 25 years of technology industry experience across a number of engineering and business management roles at both the chip and system level.
Mr. Norrod most recently was Vice President and General Manager of Dell Inc.’s server business from December 2009 to October 2014, driving the business to market share leadership in several key geographies and markets while delivering consistent revenue and profitability growth. In his role as Vice President and General Manager of Dell’s Data Center Solutions, Mr. Norrod successfully led the creation of the company’s first internal startup, which established Dell’s leadership presence in the hyper-scale datacenter market. He joined Dell as CTO of Client Products in August 2000, then led the company’s Enterprise Engineering before ultimately having responsibility for all of Dell’s global engineering teams.
Prior to Dell, Mr. Norrod worked at Cyrix Corp from 1993 to 1997 and National Semiconductor from 1997 to 2000 leading the integrated x86 CPU businesses.
Mr. Norrod holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Virginia Tech and holds 11 US patents in computer architecture, graphics and system design. He served on the board of directors of Intersil Corporation from October 2014 until it was acquired in February 2017.

Mark D. Papermaster Chief Technology Officer and Executive Vice President, Technology and Engineering Age: 58
Mr. Papermaster is our Chief Technology Officer and Executive Vice President, Technology and Engineering and is responsible for corporate technical direction, product development, including system-on-chip (SOC) methodology, microprocessor design, I/O and memory and advanced research. He led the re-design of engineering processes at AMD and the development of the award-winning “Zen” high-performance x86 CPU family, high-performance GPUs and our modular design approach, Infinity Fabric. Mr. Papermaster also oversees Information Technology that delivers our compute infrastructure and services. His more than 35 years of engineering experience includes significant leadership roles managing the development of a wide range of products from microprocessors to mobile devices and high-performance servers.
Before joining AMD in October 2011 as our Chief Technology Officer and Senior Vice President, Mr. Papermaster was the leader of Cisco Systems, Inc.’s Silicon Engineering Group, the organization responsible for silicon strategy, architecture, and development for the company’s switching and routing businesses.
In prior roles, Mr. Papermaster served as Apple, Inc.’s Senior Vice President of Devices Hardware Engineering, where he was responsible for iPod and iPhone hardware development. He also held a number of senior leadership positions at IBM overseeing development of the company’s key microprocessor and server technologies.
Mr. Papermaster holds a Bachelor of Science degree from the University of Texas at Austin and a Master of Science degree from the University of Vermont, both in Electrical Engineering. He is a long-term member of the University of Texas Cockrell School of Engineering Advisory Board, Olin College Presidents Council and the Juvenile Diabetes Research Foundation. Most recently, he was appointed to the CTO Forum Advisory Board and IEEE Industry Advisory Board.

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Harry A. Wolin Senior Vice President, General Counsel and Corporate Secretary Age: 57
Mr. Wolin is our Senior Vice President, General Counsel and Corporate Secretary. In this role, Mr. Wolin has responsibility for our worldwide legal matters, corporate strategy, global trade compliance, corporate investigations and public affairs, including government relations, community affairs and corporate responsibility. Prior to becoming General Counsel in 2003, Mr. Wolin was our Vice President, Intellectual Property. Before joining us in 2000, Mr. Wolin spent 12 years at Motorola, Inc. (now known as Motorola Solutions, Inc., a provider of technologies, products and services that enable a broad range of mobile, wireline, digital communication, information and entertainment experiences), where his last role was Vice President and Director of Legal Affairs for the Semiconductor Products Sector.
Mr. Wolin served as a member of the board of directors of GLOBALFOUNDRIES Inc. from February 2011 through March 2012. Mr. Wolin received the 2008 Magna Stella award for innovative management from the Texas General Counsel Forum. He is a member of the State Bars of Arizona and Texas and is registered to practice before the United States Patent and Trademark Office. Mr. Wolin holds a Bachelor of Science degree in Chemistry from the University of Arizona and a Juris Doctor degree from Arizona State University.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
We believe that during fiscal 2019, our directors, Section 16 officers or beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements. In making the above statement, we have relied solely upon a review of information provided to us and upon the written representations of our directors and Section 16 officers.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 28, 2019 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2004 Plan and our 2017 Employee Stock Purchase Plan (the “2017 ESPP”), each of which was approved by our stockholders, are our only equity incentive plans available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

	Fiscal Year Ended December 28, 2019
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders	29,926,084(1)	—	72,042,506(5)
Options	10,035,686(2)	$7.56	—
Awards—RSUs and PRSUs	19,890,398(3)	—	—
Equity compensation plans not approved by stockholders		—	—
Options	2,018(2)(4)	$0.30	—
Awards—RSUs and PRSUs	—	—	—
Total	29,928,102		72,042,506
___________________

(1)
Includes shares of our common stock issuable from performance-based restricted stock units (“PRSUs”), in each case representing the number of shares that could be earned assuming target achievement of the applicable performance conditions.

(2)	As of December 28, 2019, the aggregate weighted-average remaining contractual life of our outstanding stock options was 3.2 years with an aggregate weighted-average exercise price of $7.56.

(3)	Includes 16,867,867 RSU awards and 3,022,531 PRSU awards, based on target shares granted.

(4)
Represents shares of our common stock to be issued upon exercise of outstanding options assumed from SeaMicro, Inc. (“SeaMicro”) stock plans as part of our acquisition of SeaMicro in March 2012. We have not granted any awards under this plan and we do not intend to grant any awards under this plan in the future.

(5)
Includes 42,116,422 shares available for issuance under our 2017 ESPP, of which up to a maximum of 1,205,298 shares may be purchased in the current purchase period which runs until May 9, 2020 under the 2017 ESPP.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation and Leadership Resources Committee of our Board (the “Compensation Committee”) oversees, among other things, the development and administration of our executive compensation program. This “Compensation Discussion and Analysis” describes our executive compensation philosophy and objectives, provides an overview of our executive compensation program and reviews the fiscal 2019 compensation decisions for the following executive officers (our “Named Executive Officers”):

Name	Title
Lisa Su	President and Chief Executive Officer
Devinder Kumar	Senior Vice President, Chief Financial Officer and Treasurer
Rick Bergman(1)	Executive Vice President, Computing and Graphics Business Group
Darren Grasby(2)	Senior Vice President and Chief Sales Officer, President EMEA
Mark Papermaster	Chief Technology Officer and Executive Vice President, Technology and Engineering
Sandeep Chennakeshu(3)	Former Executive Vice President, Computing and Graphics Business Group
_____________
(1)     Mr. Bergman joined AMD on August 5, 2019.

(2)	Mr. Grasby was promoted to Chief Sales Officer effective January 21, 2019. Prior to that promotion, Mr. Grasby served as our Senior Vice President Global Computing and Graphic Sales, EMEA President.
(3)     Mr. Chennakeshu resigned his position effective August 8, 2019.

Executive Summary
Fiscal 2019 Business Highlights
Fiscal 2019 marked a major milestone in our multi-year transformation as we delivered record annual revenue, significant gross margin expansion and increased profitability. We executed our product roadmap and successfully launched and ramped the strongest product portfolio in our 50-year history.
We made great progress across our businesses in 2019 as we gained market share with our 7 nanometer (nm) RyzenTM and EPYCTM processors. For the year, we grew client and server processor annual revenue by $1.5 billion, driven largely by the strong demand for our 7nm Ryzen and EPYC processors powered by our “Zen 2” processor core. In addition, we continued to expand our leadership in the high-end desktop market with the launch of our flagship 64-core AMD RyzenTM ThreadripperTM processor, which is the world’s highest performance desktop processor. Data center GPU revenue grew by a strong double-digit percentage as we continued to make progress growing our presence in the data center market.
We improved our financial results in fiscal 2019 compared to fiscal 2018 as we delivered record annual revenue and recorded a strong increase in gross margin as well as significant growth in profitability. In fiscal 2019, we grew revenue by 4% year-over-year to $6.7 billion and increased our gross margin to 43% compared to 38% in the prior year, which marked our highest gross margin since 2011. We increased our operating income to $631 million compared to $451 million for fiscal 2018 and improved our net income to $341 million compared to $337 million in the prior year. We also made significant progress strengthening our balance sheet as our cash, cash equivalents and marketable securities totaled $1.50 billion from $1.16 billion in the prior year. We reduced principal debt by nearly $1 billion in 2019 and ended the year with less than $600 million of gross debt with gross leverage of 0.5 times, down from 1.9 times at the end of 2018, representing our highest net cash position since 2006.

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Driven by excellent operational and financial performance, we were the highest performing stock in the S&P 500 and the Philadelphia Semiconductor Sector Index in 2019 for the second year in a row. From the end of fiscal 2016 to the end of fiscal 2019, our market capitalization appreciated, generating approximately $43.4 billion in value for our stockholders. The following graphic compares the change in our market capitalization to the change in the S&P 500 and the Philadelphia Semiconductor Sector Index (“SOX”) from the end of fiscal 2016 through fiscal 2019:

Fiscal 2019 Executive Compensation Program – Key Changes and Highlights
Our executive compensation program is designed to link the compensation payable to our Named Executive Officers to the achievement of performance objectives and returns to our stockholders and drive the creation of long-term sustainable stockholder value while balancing our goal of attracting, retaining and motivating high-caliber senior leadership. This program is clearly delivering on its objectives as evidenced by the graph above. Our fiscal 2019 executive compensation program continued to reflect this “pay for performance” compensation philosophy, and the compensation earned by our Named Executive Officers in fiscal 2019 was primarily driven by our fiscal 2019 results (discussed above) and our stock price performance.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

Key Changes to Fiscal 2019 Executive Compensation Program
We made the following key decisions with respect to the fiscal 2019 compensation of our Named Executive Officers:

Compensation Action	Summary
Granted Special Performance-Based Value Creation Equity Awards to Dr. Su and Mr. Papermaster
In August 2019, the Compensation Committee and the non-management members of our Board reviewed Dr. Su’s and Mr. Papermaster’s compensation in consideration of their unique and significant contributions to our success over the past five years, our long-term objectives and strategy, the potential incentive and retention value of their then-outstanding equity holdings, and the highly competitive marketplace for executive talent. Based on this review, the Compensation Committee and non-management members of our Board determined that retaining and further motivating Dr. Su and Mr. Papermaster was critical to our continued growth and success in further creating long-term sustainable stockholder value.
Accordingly, the Compensation Committee recommended, and the non-management members of our Board approved, the August 9, 2019 grant of special multi-year performance-based restricted stock unit (“PRSU”) awards (the “Value Creation Equity Awards”) to Dr. Su and Mr. Papermaster. Dr. Su’s Value Creation Equity Award covers a target number of 775,193 PRSUs, and Mr. Papermaster’s Value Creation Equity Award covers a target number of 217,054 PRSUs, both of which may be earned only if meaningful and sustained stock price performance milestones are achieved over the next five years. The Value Creation Equity Awards, which were granted to Dr. Su and Mr. Papermaster to supplement their fiscal 2019 annual long-term equity awards, are 100% performance-based, thereby further strengthening the alignment of their interests with the long-term interests of our stockholders, and promote our retention and incentive objectives for these two senior leaders. Specifically:
•    Payout under the Value Creation Equity Awards (which may range from 0% to 200% of the target number of PRSUs) depends 100% on achieving challenging stock price performance milestones during the five-year performance period that began August 9, 2019 and ends August 9, 2024; and
•    Any PRSUs earned based on achievement of a stock price performance milestone on or before the third anniversary of the grant date will vest 50% on each of the third and fifth anniversaries of the grant date, and any PRSUs earned based on achievement of a stock price performance milestone after the third anniversary but on or before the fifth anniversary of the grant date will vest 100% on the fifth anniversary of the grant date.
As reflected by their design, the Value Creation Equity Awards will deliver value to Dr. Su and Mr. Papermaster only if our stockholders realize significant value as well. Further discussion of the Value Creation Equity Awards is provided below on page 45 under “Fiscal 2019 Compensation Elements—Long-Term Equity Awards—Value Creation Equity Awards.”

Expanded Scope of Company’s Compensation Recovery “Claw-Back” Rights to Cover Additional Forms of Employee Misconduct
The Compensation Committee modified the form equity award agreements under our 2004 Equity Incentive Plan (“2004 Plan”) to expand the scope of the agreements’ claw-back provisions to cover workplace misconduct (including sexual harassment or age, sex or other prohibited discrimination) and criminal acts involving moral turpitude as events triggering our right to claw-back or cancel the offending employee’s covered equity awards.

Increased Dr. Su’s Base Salary and Annual Target Bonus Opportunity
On August 5, 2019, the Compensation Committee recommended, and the non-management members of our Board approved, an increase to Dr. Su’s annual base salary from $1,000,000 to $1,055,000 (a 5.5% increase) and set her target annual incentive bonus opportunity under our fiscal 2019 Executive Incentive Plan (“EIP”) to 170% of base salary (from 150% of base salary), both effective July 1, 2019. These changes improve the competitive positioning of Dr. Su’s annual target total cash compensation opportunity and recognize her past performance and expected future contributions to our success.

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Fiscal 2019 Executive Compensation Program – Emphasis on “Pay for Performance”
As illustrated in the tables below, the fiscal 2019 target total direct compensation (defined below) delivered to our Named Executive Officers was heavily weighted towards performance-based compensation, which we believe is appropriate and in stockholders’ best interests since it directly aligns interests of executives with long-term stockholder value creation:

•
Approximately 93% of our Chief Executive Officer’s target total direct compensation and approximately 85% of the average target total direct compensation of our other Named Executive Officers was delivered in the form of variable or “at risk” compensation based on Company, individual, or stock price performance;

•
Long-term equity awards (the ultimate value of which depend on our stock price) continued to be the largest element of compensation, representing approximately 80% of our Chief Executive Officer’s target total direct compensation and approximately 69% of the average target total direct compensation of our other Named Executive Officers; and

•
100% of the fiscal 2019 target annual incentive bonuses payable to our Named Executive Officers was tied to the achievement of pre-established fiscal 2019 financial goals that align with our annual operating plan.

As used in this Proxy Statement, a Named Executive Officer’s fiscal 2019 “target total direct compensation” is the sum of his or her fiscal 2019 base salary, target annual incentive bonus opportunity under our fiscal 2019 EIP and the aggregate intended target value of the fiscal 2019 long-term equity awards granted under our 2004 Plan, but excluding: (i) the Value Creation Equity Awards for Dr. Su and Mr. Papermaster; (ii) compensation for Mr. Bergman, who was hired in August 2019, and Mr. Chennakeshu, who resigned his position in August 2019; and (iii) the non-recurring promotional equity award for Mr. Grasby. The aggregate intended target values of our fiscal 2019 long-term equity awards differ from the accounting values (grant date fair value) that are included in the “2019 Summary Compensation Table” and “Grants of Plan-Based Awards in 2019” table below on pages 55 and 59).

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Fiscal 2019 Realized Pay Driven by Financial Results and Stock Price Performance
The total compensation of our Named Executive Officers, as reported in the 2019 Summary Compensation Table, reflects the accounting values (grant date fair value) of their annual long-term equity awards and not the economic value actually realized by our Named Executive Officers from these awards. Since a significant portion of the reported compensation of our Named Executive Officers represents potential future compensation, we believe it is useful to supplement the information provided in the 2019 Summary Compensation Table with a discussion of the pay our Named Executive Officers actually realized during the fiscal year.
As in previous years, the key drivers of the realized pay of our Named Executive Officers for fiscal 2019 were (i) the increase in our stock price and (ii) our actual performance against the pre-established financial targets and operating goals under the fiscal 2019 EIP.
The table below compares our market capitalization to the “realized pay” of our Chief Executive Officer and the average “realized pay” of our other Named Executive Officers for each of our last three fiscal years. As this table demonstrates, the compensation collectively “realized” by our Named Executive Officers in the aggregate from the end of fiscal 2017 to the end of fiscal 2019 represented 0.40% of the $43.4 billion in value created for our stockholders during that same period.

________________________

(1)
Each Named Executive Officer’s “realized pay” is the sum of his or her earned base salary, actual annual incentive bonus under the EIP, any discretionary or retention bonus amounts realized, other compensation, and Form W-2 income realized due to stock option exercises and the vesting of restricted stock unit and performance-based awards under our equity plans for the applicable fiscal year. Additional information is provided below in the “2019 Summary Compensation Table” on page 55 and the “Option Exercises and Stock Vested in 2019” table on page 61. Realized pay is not a substitute for total compensation. For more information on total compensation as calculated under SEC rules, see the notes accompanying the 2019 Summary Compensation Table below.

(2)
The fiscal 2017 and 2018 averages of the Other Named Executive Officers exclude Messrs. Bergman, Grasby and Chennakeshu, who were not Named Executive Officers during those years. The fiscal 2019 average of the Other Named Executive Officers excludes Mr. Bergman, who joined us on August 5, 2019, and Mr. Chennakeshu, who resigned his position on August 8, 2019.

(3)	The AMD Market Capitalization amounts are as of the last day of each applicable fiscal year.
The fiscal 2019 realized pay of our Named Executive Officers was primarily attributable to (i) the vesting of long-term equity awards that were granted in prior years and (ii) their fiscal 2019 annual incentive bonuses under the EIP. The fiscal 2019 EIP bonuses of 74.6% compares to a fiscal 2018 EIP payout of 86.0% and a fiscal 2017 EIP payout of 77.6%, resulting in an average payout under the EIP for the previous three fiscal years of 79.4%. For a discussion of the fiscal 2019 EIP, see “Fiscal 2019 Compensation Elements—Annual Incentive Bonuses” below.

Executive Compensation Policies and Practices
We implement sound executive compensation policies and practices, including compensation-related corporate governance standards that are consistent with our executive compensation philosophy. During fiscal 2019, we maintained the following executive compensation policies and practices, which we believe drive superior performance and prohibit or minimize behaviors that we believe do not serve our stockholders’ long-term interests:

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Policy/Practice	Summary

Recoupment (or “claw-back”) policy
Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw-back incentive-based or other compensation (including equity awards) paid or granted to an employee (including any Named Executive Officer) in the event of an employee’s direct involvement with fraud, misconduct or gross negligence which contributes to an accounting restatement as a result of our material noncompliance with any financial reporting laws.

In addition, all equity awards granted to an employee at or above the level of senior vice president (including our Named Executive Officers) in and after August 2015 include a forfeiture-for-cause provision, which provides for potential claw-back of the equity award if the recipient violates the non-competition, non-solicitation, or confidentiality covenants in the equity award agreement, or fails to comply with any agreement with us regarding inventions, intellectual property rights, or proprietary information or material. For equity awards granted after May 2019, the forfeiture-for-cause provision also extends to instances of workplace misconduct (including sexual harassment or age, sex or other prohibited discrimination) and criminal acts involving moral turpitude.

One-year minimum vesting period for equity awards
Our 2004 Plan requires a minimum one-year vesting period for all awards granted after April 29, 2015, subject to limited exceptions such as death, disability, termination of employment or a change in control of AMD.

Cap on change in control payments and benefits
Since March 2010, we have not and will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for cash severance payments in excess of (i) two times the sum of base salary and target annual incentive bonus plus (ii) the pro-rated target annual incentive bonus for the year in which the termination of employment occurs. Further, these payments will only be made if there is a termination of employment or constructive discharge following a change in control of AMD, as described in the “Severance and Change in Control Arrangements” section below.

No new excise tax gross-ups	Since April 2009, we have not and will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for an excise tax gross-up payment.

Limited perquisites	We provide limited perquisites or other personal benefits to our Named Executive Officers and provide air and other travel for our Named Executive Officers for business purposes only.

Anti-hedging and pledging policy
Our employees, including our Named Executive Officers, and our Directors are not permitted to hedge their economic exposure to our equity securities. Our employees, including our Named Executive Officers, and our Directors are not permitted to pledge our equity securities without the preapproval of the Nominating and Governance Committee of our Board which is only expected to be granted in very limited circumstances. None of our Named Executive Officers or Directors currently have pledged any shares.

Incentive compensation amounts are subject to payment thresholds and maximums	Our annual cash performance bonuses and fiscal 2019 annual PRSU awards have threshold performance requirements that must be achieved to receive payment and are subject to maximum payment “caps.”

Stock ownership requirements
Our stock ownership requirements provide that our Chief Executive Officer should attain an investment position in our common stock having a value that is equal to the lesser of (a) the number of shares equal to five times her base salary or (b) 350,000 shares. Our other Named Executive Officers should attain an investment position in our common stock having a value that is equal to the lesser of (x) the number of shares equal to two times their base salaries or (y) 80,000 shares.

Independent compensation consultant
Pursuant to its Charter, the Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. In fiscal 2019, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to advise the Compensation Committee on its decisions regarding the compensation of our Named Executive Officers and to keep the Compensation Committee apprised of compensation trends and best practices. Compensia performs no other services for us.

Compensation risk assessment	The Compensation Committee conducts an annual risk assessment of our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

Response to 2019 “Say On Pay” Vote and Stockholder Engagement Process
The Compensation Committee seeks to align the objectives of our executive compensation program with the interests of our stockholders. In that respect, when evaluating our executive compensation program, the Compensation Committee carefully considers both the results of our annual advisory resolution on the compensation of our Named Executive Officers (the “say on pay” proposal) as well as direct feedback from our stockholders. At our 2019 annual meeting of stockholders, our “say on pay” proposal received support from approximately 96.8% of the votes cast on the proposal, reflecting overwhelming stockholder support for our fiscal 2018 executive compensation program. As we evaluated our compensation practices for fiscal 2019, we were mindful of the strong support our stockholders expressed for our program and ultimately decided to retain the overall design of our executive compensation program.
During fiscal 2019, we continued our practice of proactive stockholder engagement regarding executive compensation and other corporate governance matters. We do not rely solely on the proxy season as our active stockholder engagement season, instead we prefer to actively and directly engage with stockholders throughout the fiscal year. After filing and disseminating our definitive proxy statement for our 2019 annual meeting of stockholders, we conducted conference calls, in-person meetings, or other discussions with several of our top 100 institutional stockholders (which collectively represent approximately 65% of the shares of common stock entitled to vote at our annual meeting) to solicit feedback on AMD, including their views on our executive compensation structure, pay policies and practices, and the Value Creation Equity Awards. In the aggregate, feedback received during these discussions was generally supportive of our executive compensation program and our compensation program design. In fiscal 2019, we also conducted an in-depth investor perception study where investor feedback and perceptions on many corporate topics was solicited and informed go-forward practices. The study feedback and findings were reviewed by the Board of Directors. The Compensation Committee continues to encourage an active and meaningful dialogue with our stockholders regarding our executive compensation and corporate governance practices and the Committee and Board of Directors’ chair make themselves available for stockholder engagement on an ongoing basis.
Talent Management Focus
Developing, motivating, retaining, and attracting talent is critical to guide and execute our strategy as well as to continue to grow our business. This is a strong focus of our executive compensation program and the Compensation Committee. Our executive compensation program aligns with our talent objectives and our compensation decisions not only consider individual and Company performance, but also long-term potential, key retention needs and organizational succession plans.
One of the Compensation Committee’s responsibilities described in its charter is to regularly review succession planning and talent development. The Compensation Committee at least annually reviews succession plans for the Chief Executive Officer and other senior executive positions. These reviews occur with input from the Chief Executive Officer and our Senior Vice President, Worldwide Marketing, Human Resources and Investor Relations and our Senior Vice President and Chief Human Resources Officer. The Compensation Committee also reviews succession plans in executive session, with no members of management present. Succession planning for key executive roles consists of an assessment of internal candidates and their development plans, as well as potential external talent with considerations for alignment not only with required skills but also with our culture and emphasis on diversity and inclusion.

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Compensation Philosophy and Objectives
Pay for Performance
Our executive compensation program philosophy centers on pay for performance and is guided by the following primary principles:

Principle	Description
Business Driven
Compensation should be aligned to performance. Rewards should be directly tied to the achievement of specific financial, operational and strategic objectives that generally lead to increased and sustained stockholder value.

Performance Differentiated
Compensation should be structured to create an effective link between pay and performance at both the company and individual level. With improved company performance and increases in company valuation and stock price, our compensation programs should deliver higher rewards to our Named Executive Officers.

Market Competitive	Compensation should be competitive to attract, retain and motivate high-caliber senior leadership.

Ownership Oriented
Compensation should be fully aligned with stockholder interests by delivering meaningful equity awards tied to and balanced with stockholder value creation and by maintaining robust stock ownership requirements.

We continually assess and adjust our executive compensation program, policies and practices taking into account these guiding principles and based on feedback obtained through our stockholder engagement efforts.
Competitive Compensation
We operate in a highly competitive environment; therefore, it is imperative that we recruit and retain top leadership and industry experts to guide and execute our business strategy. This requires that we offer competitive compensation. Accordingly, the Compensation Committee seeks to compensate our Named Executive Officers at competitive levels with compensation for executives in similar positions at a group of peer companies (set forth below), which the Compensation Committee believes reflects the current competitive market for executive talent. In making its compensation decisions, the Compensation Committee also considers a number of other factors, including the scope of responsibility of each Named Executive Officer, internal pay comparisons and the in-the-money value (i.e., retention value) of each Named Executive Officer’s unvested long-term equity award holdings, as well as its assessment of each Named Executive Officer’s performance and expected future contributions to and impact on the organization.
Generally, the Compensation Committee seeks to position each Named Executive Officer’s target total direct compensation between the 50th and 75th percentile of the competitive market (the “Target Positioning”). However, the Compensation Committee may determine to position individual Named Executive Officers above the 75th percentile, if warranted. A Named Executive Officer’s target total direct compensation may vary from the Targeting Positioning depending on the other factors. The compensation realized by a Named Executive Officer will reach the Target Positioning only if applicable performance targets are achieved and our stock price matches index performance and does not decline. However, if performance targets are exceeded and our TSR surpasses the benchmark index, then the compensation realized by the Named Executive Officer could be substantially greater than the Target Positioning. For fiscal 2019, the actual total target direct compensation was generally consistent with our Target Positioning and the realized compensation was higher because of Company and stock price performance.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

Align Pay Practices with Sound Risk Management
The Compensation Committee seeks to structure our executive compensation program to motivate and reward our Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking.
The Compensation Committee believes that our executive compensation program fosters our objectives while mitigating potentially excessive risk-taking through the following means:

Sound Risk Management
✓	Compensation is an appropriate balance of “fixed” pay versus “variable” pay, as well as “short-term” versus “long-term” incentives
✓	Performance-based compensation opportunities are capped
✓	Our annual incentive plans include multiple Company-wide financial measures that are quantitative and measurable
✓	Long-term equity awards are a balanced mix of time-based and performance-based vesting, both spanning multiple years
✓	Long-term equity awards generally have a minimum vesting period of one year
✓	Compensation is subject to recoupment (“claw-back”) policies and provisions
✓	Our Named Executive Officers are subject to stock ownership requirements
How We Make Compensation Decisions
Role of the Compensation Committee and our Board
The Compensation Committee is responsible to our Board for developing and overseeing our executive compensation and benefits policies and programs. The Compensation Committee, which consists of three independent directors, is responsible for reviewing our executive compensation program annually to evaluate its alignment with the strategies and needs of our business, market trends and the interests of our stockholders. The Compensation Committee is responsible for formulating compensation recommendations to the non-management members of our Board regarding our Chief Executive Officer’s compensation and for approving the compensation of our other Named Executive Officers. This includes:

•	reviewing and approving the performance goals and objectives that relate to performance-based compensation awarded under the EIP and the 2004 Plan;

•	conducting an annual compensation risk assessment to evaluate our compensation policies and practices;

•	evaluating the competitiveness of each Named Executive Officer’s total compensation package; and

•
reviewing and approving any changes to a Named Executive Officer’s total compensation package, including, but not limited to, base salary, annual incentive bonus opportunities, annual long-term incentive award opportunities, and payouts and retention programs.

The Compensation Committee is supported in its work by members of our management team including our: Chief Executive Officer; Senior Vice President, Worldwide Marketing, Human Resources and Investor Relations; Senior Vice President and Chief Human Resources Officer; Senior Vice President, General Counsel and Corporate Secretary; and Corporate Vice President, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were made.
The non-management members of our Board annually conduct a performance assessment of our Chief Executive Officer. The Compensation Committee reviews and considers this performance assessment in making its recommendations to the non-management members of our Board regarding the compensation and other terms of our Chief Executive Officer’s employment. Our Chief Executive Officer does not participate in the determination of her own compensation and no management recommendation is made regarding her compensation.

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Role of Compensation Consultant
The Compensation Committee has the authority to engage independent advisors to assist in carrying out its responsibilities. During fiscal 2019, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2019, including:

•
the competitiveness of our executive compensation program by providing a market review of executive compensation, evaluating our compensation peer group composition and analyzing the compensation at our compensation peer group companies;

•
the pay levels of our Named Executive Officers by assessing and advising on equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•
our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term equity awards and our retention strategies, evaluation of our stock ownership guidelines, and assessment of severance and change of control arrangements;

•	the design and intended target values of the Value Creation Equity Awards; and

•	the compensation arrangements for the non-management members of our Board.
Conflict of Interest Assessment for Compensation Consultant
The Compensation Committee recognizes the importance of receiving objective advice from its compensation consultant and conducts an annual conflicts of interest assessment of its compensation consultant. In fiscal 2019, Compensia did not provide any services to or receive any payments from us, except in its capacity as a consultant to the Compensation Committee. In March 2020, the Compensation Committee considered whether the services provided by Compensia raised any conflicts of interest pursuant to the rules of the SEC and the listing rules of Nasdaq and concluded that the work performed by Compensia did not raise any conflicts of interest.
In the course of its engagement, Compensia attended meetings of the Compensation Committee and, where applicable, presented its findings and recommendations for discussion. Compensia also consulted frequently with members of the Compensation Committee and met with members of senior management to obtain and validate market data, review materials, and discuss management’s compensation recommendations.
Role of the Chief Executive Officer
Generally, during the Compensation Committee’s annual review of executive compensation, our Chief Executive Officer reviews with the Compensation Committee her performance evaluations of each of our other Named Executive Officers and her compensation recommendations for those Named Executive Officers. The Compensation Committee considers these recommendations in its decision process.
Competitive Pay Analysis
Each year, the Compensation Committee reviews the compensation decisions of a custom group of peer companies in combination with industry-specific compensation survey data to develop an understanding of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and our Named Executive Officers’ compensation levels compared to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance measures and related performance target levels generally used within the competitive market to reward performance. The Compensation Committee believes that it appropriately sets the compensation of our Named Executive Officers, while taking into account the practices of our peers and industry best practices.
Methodology Used to Perform the Competitive Pay Analysis
In preparation for fiscal 2019, the Compensation Committee requested that Compensia provide a competitive pay analysis for each Named Executive Officer using compensation data developed from (i) publicly available information (as of March 2019) of the companies included in a custom peer group (the “2019 Custom Peer Group”) and (ii) compensation data for a special peer data cut of the Radford Global Technology Survey (which included all companies noted below in the 2019 Custom Peer Group who participate in the survey).
To develop the 2019 Custom Peer Group, the Compensation Committee reviewed the group of companies comprising the then-existing compensation peer group in November 2018, with particular reference to their industry (i.e., business segment), revenues (generally 50% to 200% of our revenues for the trailing four fiscal quarters) and market capitalization (generally 30% to 300% our market capitalization), in each case based on publicly available information as of October 2018. Based on this review, the Compensation Committee removed ARRIS International plc and Ciena Corporation because their market capitalizations were less than 30% of our market capitalization. The Compensation

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Committee also removed CA Technologies because it was then in the process of being acquired by Broadcom Inc. pursuant to a transaction that subsequently closed on November 5, 2018. Also based on this review, and in order to improve the statistical sampling of the peer group, the Compensation Committee added Broadcom Inc., Applied Materials, Inc., Texas Instruments Incorporated, and VMware, Inc., each of which fit within the applicable criteria for industry, revenues and market capitalization. Our revenues for the trailing four fiscal quarters ending December 29, 2018, would have placed us in approximately the 60th percentile of the 2019 Custom Peer Group based on publicly available information. The Compensation Committee believes that the composition of the 2019 Custom Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program.
The Compensation Committee used the 2019 Custom Peer Group competitive pay analysis developed by Compensia as its reference source in analyzing the competitiveness of our Named Executive Officers’ compensation. As compared to the 2019 Custom Peer Group, AMD’s fiscal 2019 and fiscal 2018 annual revenue was approximately $6.731 billion and $6.478 billion, respectively.
The companies comprising the 2019 Custom Peer Group are as follows(1) :

Company Name	Revenue ($MM)
Broadcom Inc.	$20,248
Applied Materials, Inc.	$17,208
Texas Instruments Incorporated	$15,672
NVIDIA Corporation	$11,877
Seagate Technology plc	$11,184
Lam Research Corporation	$11,077
VMware, Inc.	$8,347
Motorola Solutions, Inc.	$6,830
Harris Technologies, Inc.(2)	$6,182
Analog Devices, Inc.	$6,146
NetApp, Inc.	$6,060
ON Semiconductor Corp.	$5,602
Symantec Corporation	$4,827
Juniper Networks, Inc.	$4,784
Microchip Technology Incorporated	$4,221
KLA-Tencor Corporation	$4,037
Skyworks Solutions, Inc.	$3,844
Xilinx, Inc.	$2,608
Marvell Technology Group Ltd.	$2,502

 __________________________________________________________

(1)
Table includes source data compiled by Compensia from publicly available financial reports. Revenue data was obtained per S&P Research Insight as of October 12, 2018 (in connection with the Compensation Committee’s November 2018 selection and approval of the 2019 Custom Peer Group), and are for the four most recent fiscal quarters ended before October 12, 2018, for which the information was publicly available.

(2) Merged in 2019 to become L3Harris Technologies, Inc.

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Fiscal 2019 Compensation Elements
The principal elements of our fiscal 2019 executive compensation program, their objectives, and the factors influencing the amount ultimately provided to our Named Executive Officers, are as follows:

Element		Description	Objective	Factors Influencing Amount
Base Salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Experience, market data, individual role and responsibilities, and individual performance
Annual Cash Performance Bonus (EIP Awards)		Variable cash compensation based on performance against annual goals of revenue, adjusted non-GAAP net income and adjusted free cash flow	Motivates and rewards achievement of key financial results for the year
Target annual cash performance bonus opportunity determined annually based on market data, individual role and responsibilities, and individual performance; payout based on Company and individual performance

Long-Term Incentives (2004 Plan Awards)	Performance- Based Restricted Stock Units (PRSUs)
Variable compensation with payout in shares based on (i) stock price performance (absolute and relative to the performance of the S&P 500 Index) over a three-year performance period, and (ii) AMD’s non-GAAP EPS growth from 2019 through 2021
			Directly aligns interests of executives with long-term stockholder value creation by linking potential payouts to relative and absolute stock price performance; also promotes retention	Intended target value of all LTI awards is based on market data and individual role and responsibilities; generally, a minimum one-year vesting requirement for all LTI awards
	Stock Options	Variable compensation based on increase in stock price from date of grant, subject to exercise of the stock option and time-based vesting; awards vest over three years	Directly aligns interests of executives with long-term stockholder value creation and provides upside potential over a seven-year option term; also promotes retention
	Restricted Stock Units (RSUs)	Variable compensation with payout in shares subject to time-based vesting; awards vest over three years	Directly aligns interests of executives with long-term stockholder value creation and promotes retention

Other elements of our fiscal 2019 executive compensation program, including the Value Creation Equity Awards granted to Dr. Su and Mr. Papermaster, the new hire and sign-on equity awards granted to Messrs. Bergman and Chennakeshu, our deferred compensation plan, health, welfare and other personal benefits, and post-employment compensation arrangements are described below.
Base Salaries
The annual base salaries of our Named Executive Officers as of the beginning and end of fiscal 2019 are set forth in the table below. Dr. Su and Mr. Kumar each received a salary increase effective July 1, 2019, and Mr. Papermaster received a salary increase effective February 19, 2019. Mr. Grasby received a salary increase in January 2019 in connection with his promotion to Chief Sales Officer, and a second salary increase effective July 1, 2019. These increases were in recognition of their past and expected future contributions and improved the competitive positioning of their base salaries relative to the base salaries of the individuals holding comparable positions at the companies in the 2019 Custom Peer Group.

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Named Executive Officer	Base Salary as of December 28, 2019	Base Salary as of December 29, 2018	Percentage Increase
Lisa Su	$1,055,000	$1,000,000	5.5%
Devinder Kumar	$580,000	$565,000	2.7%
Rick Bergman(1)	$600,000	N/A	N/A
Darren Grasby(2)	$537,018	$425,934	26.1%
Mark Papermaster(3)	$625,000	$600,000	4.2%
Sandeep Chennakeshu(4)	$600,000	N/A	N/A

 __________________________________________________________

(1)	Mr. Bergman joined AMD on August 5, 2019.

(2)
Mr. Grasby’s base salary was converted from British pounds to U.S. dollars using an exchange rate of 1.3098 U.S. dollars per 1.00 British pound, which is the exchange rate reported by Bloomberg Financial as of December 28, 2019.

(3)	Mr. Papermaster was promoted to Executive Vice President in February 2019.

(4)	The amount shown represents Mr. Chennakeshu’s base salary as of August 8, 2019, the date of his resignation.
Annual Cash Performance Bonuses
Generally, short-term incentives in the form of an annual cash performance bonus are provided to our Named Executive Officers under the EIP. These bonuses are designed to reward, where earned, short-term performance and the achievement of the principal goals of our annual operating plan.
Under the EIP, the amount of each Named Executive Officer’s annual cash performance bonus is calculated based on (i) his or her target annual cash performance bonus opportunity and (ii) our corporate financial performance for the applicable performance period as measured against one or more pre-established performance levels. The financial measures and related performance levels for the performance period are approved by the Compensation Committee shortly after the commencement of the fiscal year. Bonuses earned under the EIP are paid in a single lump-sum amount after the end of the fiscal year.
For fiscal 2019, each Named Executive Officer’s annual cash performance bonus under the EIP was determined based on our financial performance during fiscal 2019. The following illustrates how the 2019 annual cash performance bonuses under the EIP were calculated:

The Compensation Committee used the following financial performance measures and weightings for fiscal 2019 to determine the amount of each Named Executive Officer’s 2019 annual cash performance bonus under the EIP:

Financial Measure	Weighting
Adjusted Non-GAAP Net Income	50%
Revenue	25%
Adjusted Free Cash Flow	25%
The performance levels (threshold, target and maximum) for each financial performance measure were established by the Compensation Committee at the beginning of fiscal 2019, in each case in consultation with senior management. The performance levels were structured to align with our fiscal 2019 financial objectives taking into account overall affordability of the bonus opportunities provided under the EIP for fiscal 2019.
The Compensation Committee chose adjusted non-GAAP net income as a performance measure because it is a fair measure of our profitability and a valid metric for comparison, which the Compensation Committee believes is directly tied to enhanced stock price performance. The Compensation Committee assigned it a weight of 50% because it is a key short-term financial measure for the operation of our business and is a measure of significant importance to our stockholders. For purposes of the fiscal 2019 EIP, our “adjusted non-GAAP net income” was calculated by adjusting our

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fiscal 2019 GAAP net income for (i) non-GAAP financial adjustments such as a loss on debt redemption/conversion, non-cash interest expense related to convertible debt, stock-based compensation, loss contingency on legal matters and the corresponding adjustments for income taxes on a long-term basis and (ii) amounts accrued for fiscal 2019 annual cash performance bonuses.
The Compensation Committee chose revenue as a performance measure because it reflects our top-line growth, which the Compensation Committee believes is a strong factor of our long-term ability to increase profitability, cash flow and improve stock price performance. For purposes of the fiscal 2019 EIP, we use our GAAP net revenue for fiscal 2019.
Finally, the Compensation Committee chose adjusted free cash flow as a performance measure because it believes effective cash management and cash generation are key components of our strategy and our annual operating plan, the successful execution of which should lower indebtedness, increase financial flexibility and ultimately drive improved company valuation and stock price performance. For purposes of the fiscal 2019 EIP, our “adjusted free cash flow” was calculated by adjusting our GAAP net cash provided by (used in) operating activities for (i) purchases of property and equipment and (ii) cash payments for fiscal 2018 bonuses which were paid in March and April 2019.
The following table sets forth the fiscal 2019 performance levels and comparable actual results for the EIP:

2019 Executive Incentive Plan Financial Targets (in millions)
Financial Measure	(Threshold)	(Target)	(Maximum)	Actual Performance
Adjusted Non-GAAP Net Income	$554	$994	$1,434	$900
Revenue	$6,200	$7,200	$8,200	$6,731
Adjusted Free Cash Flow	$234	$434	$634	$410
The threshold, target and maximum performance levels for the fiscal 2019 EIP were determined by the Compensation Committee using our fiscal 2019 operating plan as a benchmark and provide for appropriate payout above or below target. The fiscal 2019 EIP target level for each performance measure was determined by the Compensation Committee to be appropriately aggressive and aligned to meeting or exceeding our fiscal 2019 operating plan and objectives. The fiscal 2019 targets were set higher than the fiscal 2018 actual results. For each performance measure, the level of performance required increases at a fixed rate between each performance level. The fiscal 2019 annual cash performance bonuses under the EIP for each Named Executive Officer are set forth below:

	2019 EIP Bonus Calculation
Named Executive Officer	Eligible Base Salary During Fiscal 2019	Target Bonus Opportunity	2019 EIP Performance Factor	2019 EIP Bonus(1)
Lisa Su(2)	$1,027,500	170.0%	74.6%	$1,228,476
Devinder Kumar	$572,500	100.0%		$427,085
Rick Bergman(3)	$242,935	100.0%		$181,229
Darren Grasby(4)	$521,628	100.0%		$389,135
Mark Papermaster	$625,000	100.0%		$466,250
Sandeep Chennakeshu(5)	N/A

 __________________________________________________________

(1)	The amounts reported in this column reflect the bonus amounts approved by the Compensation Committee and paid to the Named Executive Officers.

(2)	Dr. Su’s fiscal 2019 EIP bonus is pro-rated based on her target bonus opportunity increasing from 150% to 170% effective July 1, 2019.

(3)
Mr. Bergman joined AMD on August 5, 2019; therefore, his fiscal 2019 EIP bonus is pro-rated based on the sum of 25% of his annual salary rate at the end of each calendar quarter, as pro-rated for his August 5, 2019 hire date.

(4) Amounts reported for Mr. Grasby’s were converted from British pounds to U.S. dollars using an exchange rate of 1.3098 U.S. dollars per 1.00 British pound, which is the exchange rate reported by Bloomberg Financial as of December 28, 2019.

(5)	Mr. Chennakeshu resigned his position effective August 8, 2019; therefore, he was not eligible to receive an annual cash performance bonus under the EIP for fiscal 2019.
The Compensation Committee reviews and certifies the level of achievement for each performance measure before any payments are made. This review and certification is generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the annual cash performance bonus

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occurring in March of such year. Under the terms of the EIP, the Compensation Committee has discretion to reduce any Named Executive Officer’s annual cash performance bonus prior to payment.
Long-Term Equity Awards
We believe that long-term incentive compensation in the form of equity awards provide a strong alignment between the interests of our Named Executive Officers and our stockholders. The Compensation Committee generally seeks to provide equity award opportunities that are consistent with our compensation philosophy (with the potential for larger payments for exceptional performance). The Compensation Committee also believes that long-term equity awards are an essential tool in promoting executive retention.
Fiscal 2019 Annual Equity Awards
In fiscal 2019, the Compensation Committee and, in Dr. Su’s case, the non-management members of our Board, approved the following annual equity awards under our 2004 Plan, each of which was granted to the listed Named Executive Officer on August 9, 2019:

Named Executive Officer	PRSUs (Target # of Shares)	Time-Based RSUs	Time-Based Stock Options	Aggregate Intended Target Value(1)
Lisa Su	180,635	90,317	224,727	$11,651,000
Devinder Kumar	35,658	17,829	44,362	$2,300,000
Rick Bergman	38,759	19,379	48,220	$2,500,000
Darren Grasby	34,108	17,054	42,434	$2,200,000
Mark Papermaster	54,263	27,131	67,508	$3,500,000

 __________________________________________________________

(1)
The amounts reported in the 2019 Summary Compensation Table represent the grant date fair values (i.e., accounting values) of these awards computed in accordance with Accounting Standards Codification (ASC) Topic 718.

The Compensation Committee and, in Dr. Su’s case, the non-management members of our Board, approved the aggregate intended target value of each listed Named Executive Officer’s fiscal 2019 annual long-term equity award. As reflected in the table above, the aggregate intended target value was converted into a mix of 50% PRSUs, 25% RSUs and 25% stock options using a conversion price of $32.25 (the greater of $10.00 and the average closing price of our common stock over the 30 trading-day period ending on August 9, 2019, the 2019 annual program’s grant date) and, for the stock options, also using a binomial factor of 40.19%. These amounts do not include the Value Creation Equity Awards granted to Dr. Su and Mr. Papermaster, the separate award Mr. Grasby received upon his promotion to Chief Sales Officer nor the separate award Mr. Bergman received as a new hire sign-on bonus. The amounts reported in the 2019 Summary Compensation Table represent the grant date fair values (i.e., accounting values) of the fiscal 2019 long-term equity awards computed in accordance with Accounting Standards Codification (ASC) Topic 718.
In approving the aggregate intended target value of each Named Executive Officer’s fiscal 2019 annual long-term equity award, the Compensation Committee (and, in Dr. Su’s case, the non-management members of our Board) reviewed data showing the market-competitive award levels based on the 2019 Custom Peer Group and the potential realizable value of each Named Executive Officer’s then-outstanding equity holdings. Additionally, the Compensation Committee (and, in Dr. Su’s case, the non-management members of our Board) considered the potential realizable value of each Named Executive Officer’s then-outstanding equity holdings, our executive retention objectives and continuity within senior management and the following high-level corporate goals: achieve fiscal 2019 financial results, execute industry-leading roadmap and meet customer commitments. The achievement of these high-level goals drive our overall Company business strategy and, correspondingly, the attainment of the performance objectives in our long-term incentive compensation program.

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Fiscal 2019 Annual PRSU Awards.  The fiscal 2019 annual PRSU awards (the “2019 Annual PRSUs”) provide for a payout that will range from 0% to 250% of the target number of shares of our common stock subject to the award (the “Target Shares”), provided that the maximum number of shares that may be earned is capped (the “Award Cap”) at the number equal to (i) 12 times the intended target value of the Named Executive Officer’s PRSU award, divided by (ii) the closing price of our common stock on the last day of the three-year performance period ending on August 9, 2022, or the date of a change of control of AMD, if earlier (as applicable, the “Performance Period”). Even though the maximum payout for the 2019 Annual PRSUs is 250% of the target number of shares, depending on the closing price of our common stock (as determined above) the Award Cap may limit the actual number of shares received below the maximum payout. The Award Cap serves to avoid excessive gains and control the accounting expense of the 2019 Annual PRSUs. The actual number of shares earned by each Named Executive Officer will be calculated as follows:

•
Each Named Executive Officer will earn between 0% and 200% of his or her target number of shares (the “Initial Earned Shares”) depending on the return on our stock price relative to the return on the S&P 500 Index, in each case over the Performance Period.

•
In alignment with our long-term growth strategy, we added EPS growth as an upside modifier to the award. If we meet or exceed challenging pre-established non-GAAP EPS growth targets from our 2019 to our 2021 fiscal year, award payouts will be increased to 125% or 150% of each Named Executive Officer’s Initial Earned Shares (if applicable, the “Adjusted Earned Shares”). In no event, however, will the Named Executive Officer’s Adjusted Earned Shares exceed 250% of his or her target number of shares.

•
If the return on our stock over the Performance Period is negative, then the total number of shares earned by each Named Executive Officer will be reduced to 50% of his or her Adjusted Earned Shares. If the return on our stock price over the Performance Period is equal to or greater than zero percent, then the total number of shares earned by each Named Executive Officer will be the number of his or her Adjusted Earned Shares. In either case, however, if the fair market value of the shares earned by a Named Executive Officer exceeds the Award Cap, then the number of shares delivered in settlement of the Named Executive Officer’s 2019 Annual PRSUs will be limited to the Award Cap.

Any PRSUs that are earned will generally be settled on the later of August 16, 2022, or the date following the Compensation Committee’s certification of our performance achievement. Each Named Executive Officer must be continuously employed through the last day of the Performance Period to receive his or her earned shares, except to the extent an event triggers accelerated vesting of the 2019 Annual PRSUs under the terms of his or her employment or other agreement, as applicable.
Stock Options.  Stock options are intended to align the interests of our Named Executive Officers with the interests of our stockholders because they will not realize any financial benefit from these awards unless our stock price increases above the exercise price over the seven-year option term. The stock options have an exercise price equal to 100% of the fair market value of our common stock on the grant date, which was $34.19 per share. The stock options vest (and become exercisable) as to 33 1/3% of the underlying shares on each of August 9, 2020, August 9, 2021 and August 9, 2022, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise). The service-based vesting requirements are intended to further our retention objectives. The stock options expire seven years after the grant date, subject to earlier expiration if his or her employment with us terminates.
RSUs.  RSUs are intended to encourage executive retention, manage share dilution, recognize individual performance and align the interests of our Named Executive Officers with our stockholders because the value of the awards is tied to the market value of our common stock at the time of vesting. All of the RSUs granted to our Named Executive Officers in fiscal 2019 vest as to 33 1/3% of the underlying shares on each of August 9, 2020, August 9, 2021 and August 9, 2022, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise).
Value Creation Equity Awards
Beginning in June 2019, in recognition of their unique and significant contributions to AMD’s success, the Compensation Committee undertook an extensive and thorough evaluation of the compensation arrangements of Dr. Su and Mr. Papermaster. Under their leadership, AMD has performed exceptionally well from an operational, financial and shareholder return perspective. Since Dr. Su’s promotion to Chief Executive Officer in 2014, AMD has created over $50 billion in market capitalization. From the end of fiscal 2014 to the end of fiscal 2019, our stock price increased over 1700% and was the highest performing stock in the S&P 500 and the Philadelphia Semiconductor Sector Index in 2018 and 2019. During discussions over the course of several meetings, the Compensation Committee considered many factors, including:

•	the key role that each has played and continues to play in AMD’s transformation under their leadership over the past five years;

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•
our strong financial and operational performance under their leadership (including increase in revenue and net income, as well as significant stock price appreciation) and growing leadership position of AMD in the development of CPUs, GPUs and related technology;

•	the importance of their unique technical and leadership qualifications and vision to the continued success of AMD and our long-term corporate strategy;

•	the fierce competition for proven senior leadership in the technology sector and their prominent role in the leadership of AMD’s turnaround;

•	the potential risks to AMD if we had to replace either or both of these individuals over the next several years;

•	the goal to further motivate and reward continued exceptional shareholder value creation over an extended timeframe; and

•
the importance of designing awards outside of our annual standard long-term incentive program that reward and incentivize exceptional performance while implementing appropriate safeguards and ensuring alignment of interest between the executives and our stockholders.

Based on these discussions, and after reviewing various materials prepared at its request by Compensia, in August 2019 the Compensation Committee recommended, and the non-management members of our Board approved, the grant of special multi-year performance-based restricted stock unit awards (the “Value Creation Equity Awards”) to Dr. Su and Mr. Papermaster in addition to their fiscal 2019 annual long-term equity awards to: (i) recognize their unique and significant contributions to AMD’s success; (ii) further incentivize their long-term retention and performance and continued focus on executing the next phase of our business strategy; and (iii) motivate and reward them for continuing to create long-term sustainable stockholder value.
Dr. Su was granted a Value Creation Equity Award having an intended target value of $25 million, and Mr. Papermaster was granted a Value Creation Equity Award having an intended target value of $7 million. In approving the aggregate intended target values of the Value Creation Equity Awards, the Compensation Committee and the non-management members of our Board reviewed and considered feedback from our top shareholders, an analysis of competitive market data, as well as the special equity grant practices of similarly situated technology companies, the potential incentive and retentive values of Dr. Su’s and Mr. Papermaster’s then-outstanding equity holdings, the importance and benefits of ongoing continuity within senior management, and their unique and significant contributions to AMD’s success.
The aggregate intended target value for each Value Creation Equity Award was then converted on August 9, 2019 (the grant date) into a target number of PRSUs derived by dividing the aggregate intended target value by $32.25 (the average per share closing price of our common stock over the 30 trading-day period ending on the grant date). As result, Dr. Su’s Value Creation Equity Award covered a target number of 775,193 PRSUs and Mr. Papermaster’s Value Creation Equity Award covered a target number of 217,054 PRSUs. The amounts reported in the 2019 Summary Compensation Table include the grant date fair values (i.e., accounting values) of the Value Creation Equity Awards computed in accordance with Accounting Standards Codification (ASC) Topic 718.
The Compensation Committee engaged in a thoughtful and rigorous process to design the Value Creation Equity Awards, and, with the assistance of Compensia, evaluated a number of alternative performance award designs during the course of its deliberations. Ultimately, the Compensation Committee selected stock price performance milestones (described below) as the sole performance metric for the Value Creation Equity Awards to ensure that the awards would be earned only if AMD continued to create long-term sustainable stockholder value. Given the market conditions at the time the stock price performance milestones were selected, these milestones were designed to be challenging but achievable, while payouts at the maximum performance level were designed to be “stretch” goals.

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The key features of the Value Creation Equity Awards are as follows:

•
The number of PRSUs that may be earned by Dr. Su and Mr. Papermaster pursuant to their respective Value Creation Equity Award is based on the achievement of five-year compounded annual growth rate milestones measured by our 60-trading day average closing stock price during the five-year performance period beginning on August 9, 2019 and ending on August 9, 2024 (or, if earlier, the date of a change of control of AMD (as defined in the 2004 Plan)), with the potential to earn 0% to 200% of the target number of PRSUs. The Compensation Committee specifically designed the Value Creation Equity Awards to have a longer performance/vesting period than our fiscal 2019 annual equity awards to satisfy its objective of aligning Dr. Su’s and Mr. Papermaster’s interests with stockholder interests over the longer-term.

•	Our 60-trading day average closing stock price on the date of grant was $30.80. The following represents the number of PRSUs that may be earned:

•	75% earned if AMD achieves a 60-trading day average closing stock price of $49.60;

•	87.5% earned if AMD achieves a 60-trading day average closing stock price of $55.50;

•	100% earned if AMD achieves a 60-trading day average closing stock price of $61.95;

•	150% earned if AMD achieves a 60-trading day average closing stock price of $68.98; and

•	200% earned if AMD achieves a 60-trading day average closing stock price of $76.64.

•
Any PRSUs that are earned (an “earned PRSU”) based on one or more stock price performance milestones achieved on or before the third anniversary of the grant date will vest 50% on each of the third and fifth anniversaries of the grant date. Any PRSUs that are earned based on one or more stock price performance milestones achieved after the third anniversary of the grant date but before or on the fifth anniversary of the grant date will vest 100% on the fifth anniversary of the grant date. For Dr. Su’s Value Creation Equity Award, vesting is contingent on her continuing as our Chief Executive Officer or as the Executive Chair of our Board through the applicable vesting date. For Mr. Papermaster’s Value Creation Equity Award, vesting is contingent on his continuing as an Executive Vice President or more senior position with us through the applicable vesting date.

•
If Dr. Su incurs a “covered termination” (as defined in her employment agreement) or if Mr. Papermaster’s employment with us is involuntarily terminated (other than for misconduct) during the five-year performance period, then (a) the unvested earned PRSUs held by Dr. Su or Mr. Papermaster, as applicable, that were scheduled to vest on or before the one-year anniversary of the termination date will immediately vest and (b) the remaining unvested unearned PRSUs held by Dr. Su or Mr. Papermaster, as applicable, will remain outstanding for 12 months (or, if earlier, until August 9, 2024 or the date of a change in control of AMD (as defined in the 2004 Plan)) and vest if such PRSUs would have vested had he or she remained employed in a covered position for such period.

Promotional, Sign-On and New Hire Equity Awards
Grasby Promotional Equity Award. In connection with Mr. Grasby’s promotion to Chief Sales Officer, on February 15, 2019 the Compensation Committee granted him a one-time promotional equity award with an aggregate intended target value of $1,000,000 that was converted into 50% PRSUs, 25% RSUs, and 25% stock options using a conversion price of $21.58 (the average closing price of our common stock over the 30 trading-day period ending on February 15, 2019) and, for the stock options, also using a binomial factor of 43.66%. The PRSUs have the same performance and service vesting conditions as the PRSUs granted on August 9, 2018 to our fiscal 2018 Named Executive Officers and which are described in detail in our 2019 proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2019. The stock options and RSUs vest (and the options become exercisable) as to 33 1/3% of the underlying shares on each of February 15, 2020, February 15, 2021 and February 15, 2022.
Bergman Sign-On RSU Award. As part of Mr. Bergman’s offer letter, in August 2019 the Compensation Committee granted him a one-time sign-on RSU award with an aggregate intended target value of $4,000,000 which was then converted using a conversion price of $32.25 and which vests in three equal annual installments on each of the first, second and third anniversaries of the grant date. The sign-on RSU award was granted in addition to the fiscal 2019 annual equity award he received on August 9, 2019.
Chennakeshu Sign-On RSU Award and New Hire Equity Award. As part of Mr. Chennakeshu’s offer letter, on February 15, 2019 the Compensation Committee granted him (a) a one-time sign-on RSU award with an aggregate intended target value of $6,000,000 that vests in three equal annual installments on each of the first, second and third anniversaries of the grant date, and (b) a new hire equity award having an intended target value of $2,500,000 that was converted into 50% PRSUs, 25% RSUs, and 25% stock options using a conversion price of $21.58 (the average closing

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price of our common stock over the 30 trading-day period ending on February 15, 2019) and, for the stock options, also using a binomial factor of 43.66%. Mr. Chennakeshu forfeited his sign-on RSU award and the unvested portion of his new hire equity award on August 8, 2019, when he voluntarily resigned his position.
Accounting Considerations
We follow ASC Topic 718 for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our Named Executive Officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that a recipient is required to render service in exchange for the option or other award.
In accordance with ASC Topic 718, the accounting value of the new hire PRSUs to Messrs. Grasby and Chennakeshu, the 2019 Annual PRSUs and the Value Creation Equity Awards were calculated by an outside professional valuation consultant using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718, except no assumptions for forfeitures are included. The amounts reported in the 2019 Summary Compensation Table include the grant date fair values (i.e., accounting values) of the awards.
Grant Timing Practices.
We have no practice or policy of coordinating or timing the release of company information around the grant date of our annual long-term equity awards. Our annual long-term equity awards are typically granted in July or August. On occasion, we grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. These “off cycle” awards are granted only on a limited basis.
Deferred Compensation
In fiscal 2019, our Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA Plan”). Participation in the DIA Plan is intended to assist our Named Executive Officers in their retirement planning as well as to restore Company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to AMD. Messrs. Kumar, Papermaster and Bergman participated in the DIA Plan in fiscal 2019.
For further information about the DIA Plan, see the “2019 Nonqualified Deferred Compensation” table below.
Health, Welfare and Other Personal Benefits (Perquisites)
In fiscal 2019, a broad population of our U.S. employees, including our Named Executive Officers, were eligible to receive the following health and welfare benefits:

•	participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off and paid holidays;

•	matching contributions under our Section 401(k) plan, which were equal to 75% of an employee’s annual contribution, up to the first 6% of compensation deferred under the plan; and

•	patent awards, if earned.
In addition to the above, our Named Executive Officers were eligible to receive an annual physical examination and executive life insurance.
The health, welfare and other personal benefits described above are intended to be part of a competitive overall compensation program and help attract and retain executive talent.
For further information regarding the health, welfare, perquisites and other personal benefits received by our Named Executive Officers during fiscal 2019, see the “2019 Summary Compensation Table” below.
Fiscal 2019 New Hire Offer Letters
Bergman Offer Letter. On August 1, 2019, we entered into an employment offer letter with Mr. Bergman in connection with his hire and appointment as our Executive Vice President, Computing and Graphics Business Group. The employment offer letter provides for Mr. Bergman’s “at-will” employment and sets forth his initial annual base salary and bonus opportunity, his sign-on equity award (discussed above), his fiscal 2019 equity award (discussed above), a

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$500,000 sign-on cash bonus (prorated for time employed) that is subject to repayment if he leaves within two years, as well as his eligibility to participate in our benefit plans generally.
Chennakeshu Offer Letter. On January 14, 2019, we entered into an employment offer letter with Mr. Chennakeshu in connection with his hire and appointment as our Executive Vice President, Computing and Graphics Business Group, a position which he voluntarily resigned effective August 8, 2019. The employment offer letter provided for Mr. Chennakeshu’s “at-will” employment and set forth his initial annual base salary and bonus opportunity, his sign-on and new hire equity awards, a $300,000 sign-on cash bonus that is subject to repayment (prorated for time employed) if he left within one year, as well as his eligibility to participate in our benefit plans generally. In addition, Mr. Chennakeshu’s offer letter provided for certain severance payments and benefits in the event of his involuntary termination. As a result of Mr. Chennakeshu’s voluntary resignation effective August 8, 2019, he forfeited his sign-on equity award and the unvested portion of his new hire equity award and was not entitled to any severance payments or benefits. In exchange for a general release, we agreed to waive our right to repayment of the sign-on cash bonus.
In establishing the initial terms of employment for Messrs. Bergman and Chennakeshu, the Compensation Committee took into consideration several factors, including (a) the requisite experience and skills that a qualified candidate would need, (b) the competitive market for talent at other comparable companies based on a review of competitive market data, (c) their then-current compensation at their prior employers, including the estimated amount of compensation each would forfeit by accepting employment with us, (d) the need to integrate them into our existing executive compensation structure, balancing both competitive and internal equity considerations as well as their existing compensation package and (e) the advice of Compensia, the Compensation Committee’s independent compensation consultant, regarding competitive market data and practices.
Change in Control Agreements and Arrangements
Our Chief Executive Officer has an employment agreement that establishes her base salary and provides for annual incentive and long-term incentive awards under our approved plans (i.e., the EIP and 2004 Plan). In addition, the agreement provides for certain payments and benefits in the event of certain termination of employment scenarios, including following a change in control of AMD. For further information on this agreement, see the “Severance and Change in Control Arrangements” section beginning on page 63.
With the exception of our Chief Executive Officer, each of our other Named Executive Officers is party to a change in control agreement with us. These agreements and the change-in-control provisions of Dr. Su’s employment agreement are designed to encourage the continued services of the covered Named Executive Officer in the event of a potential change in control of AMD and to allow for a smooth leadership transition upon such a change in control. In addition, these agreements and the change-in-control provisions in Dr. Su’s employment agreement are intended to provide incentives to the covered Named Executive Officer to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of the Named Executive Officer’s position.
In April 2009, AMD adopted a policy to not enter into any new change in control agreements or arrangements containing an excise tax gross-up provision. Our Named Executive Officers’ change in control agreements and the change-in-control provisions of Dr. Su’s employment agreement do not provide for excise tax gross-ups.
Termination of Employment Required to Trigger Payments
Under the terms and conditions of these change in control agreements and the change-in-control provisions of Dr. Su’s employment agreement, each of our Named Executive Officers is eligible to receive certain specified payments and benefits only if (a) a “change in control” of us occurs and (b) the Named Executive Officer’s employment is terminated or the Named Executive Officer is constructively discharged within two years of the change in control transaction (a “double trigger” arrangement). The Compensation Committee believes this structure strikes a balance between our incentive arrangements and our executive hiring and retention objectives without providing “windfall” payments and benefits to any Named Executive Officers who continue employment with an acquiring entity following a change in control of AMD.
For a detailed description of these agreements and arrangements with our Named Executive Officers, as well as an estimate of the amounts payable under such agreements and arrangements as of the last day of fiscal 2019, see the “Severance and Change in Control Arrangements” section on page 63 below.
Severance and Separation Arrangements
Any post-employment compensation payable to our Chief Executive Officer is governed solely by her employment agreement, the terms of which were the result of arms-length negotiations between her and the Compensation Committee. Under her employment agreement, Dr. Su is eligible to receive certain specified payments and benefits in the event that her employment is involuntarily terminated. The Compensation Committee believes that the amount payable to Dr. Su pursuant to her employment agreement is reasonable and competitive and provides transition

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assistance in the event of her involuntary termination of employment, with the goal of keeping her focused on our business rather than her personal circumstances.
With the exception of our Chief Executive Officer, all of our other Named Executive Officers participate in our Executive Severance Plan for Senior Vice Presidents (the “SVP Severance Plan”). The SVP Severance Plan is designed to provide uniform treatment in the event of an involuntary termination of employment of our U.S. senior executives (except our Chief Executive Officer) and to provide transition assistance in such instances with the goal of keeping these senior executives focused on our business rather than their personal circumstances. A Named Executive Officer is not eligible to receive payments and benefits under the SVP Severance Plan if he or she receives severance payments and benefits in connection with a change in control of AMD pursuant to his or her change in control agreement. The Compensation Committee believes that the SVP Severance Plan provides the covered executives important protections and promotes our objectives of attracting and retaining executive talent.
For a detailed description of the post-employment compensation arrangements of our Named Executive Officers, as well as an estimate of the amounts payable under such arrangements as of the last day of fiscal 2019, see the “Severance and Change in Control Arrangements” section on page 63 below.
Other Compensation Policies
Compensation Recoupment (“Claw-back”) Policy
Our Worldwide Standards of Business Conduct provide that we may pursue all remedies available under applicable law to recover any incentive-based or other compensation (including equity awards) paid or granted to our employees or agents in the event of such individual’s direct involvement with fraud, misconduct or gross negligence which contributes to an accounting restatement as a result of our material noncompliance with any financial reporting laws.
In addition, the award agreement for each stock option, RSU, and PRSU granted since May 2010 to an employee at or above the level of senior vice president (which includes our Named Executive Officers) has included a compensation recoupment (“claw-back”) provision. The claw-back provides the Compensation Committee with the right to recover all or a portion of the compensation attributable to the award if the employee’s direct involvement with fraud, misconduct or his or her gross negligence contributes to or results in us being required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting requirement under the federal securities laws. The claw-back does not apply to any award granted more than 18 months before the date of the first public issuance or SEC filing of the financial document embodying the reporting requirement. In addition, (a) with respect to awards granted in and after August 2015, we may claw-back the award if the recipient violates the non-competition, non-solicitation or confidentiality terms of the award agreement as permitted under applicable law, or fails to comply with any agreement with us regarding inventions, intellectual property rights, or proprietary information or material, and (b) with respect to awards granted after May 2019, we may claw-back the award if the recipient engages in certain workplace misconduct (including sexual harassment or age, sex or other prohibited discrimination) or a criminal act involving moral turpitude. The Compensation Committee may exercise these claw-back rights by cancellation, forfeiture, repayment or disgorgement of any profits realized by the employee from the sale of our securities.
We continue to monitor the rulemaking activities of the SEC and Nasdaq with respect to the development, implementation and disclosure of compensation recovery provisions/policies. We expect to revise our compensation recovery provisions/policies in the future if and as required by applicable law.
Stock Ownership Requirements
Our stock ownership requirements are designed to increase our Named Executive Officers’ stakes in us and to align their interests more closely with those of our stockholders. These requirements provide that on or before the Ownership Achievement Date (as defined below), our Chief Executive Officer should attain an investment position in our common stock equal to the lesser of (a) five-times her annual base salary or (b) 350,000 shares, and our other Named Executive Officers should attain an investment position in our common stock equal to the lesser of (x) two-times their annual base salaries or (y) 80,000 shares. Shares of our common stock counted toward the minimum stock ownership requirements include any shares held directly or indirectly by a Named Executive Officer.
The “Ownership Achievement Date” is the later of August 2, 2022, or five years from first appointment as an executive officer. In the case of an existing executive officer being appointed as our Chief Executive Officer, the “Ownership Achievement Date” is the later of August 2, 2020, or five years from the date of such appointment. Until the guideline is achieved, each Named Executive Officer is encouraged to retain at least 10% of the net shares (defined below) obtained through our stock incentive plans. For this purpose, the “net shares” are the number of shares received from the exercise of stock options or the vesting of restricted stock or restricted stock unit awards, less the number of shares the Named Executive Officer sells to cover the exercise price of stock options or sells or has withheld to pay taxes.

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As of December 28, 2019, each of our Named Executive Officers had satisfied his or her applicable stock ownership requirement or has time remaining to do so.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code (“Code”) generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain executive officers. While the Compensation Committee may consider the deductibility of awards as one factor in determining our executive compensation, it also considers other factors in making its executive compensation decisions and retains the flexibility to grant awards or pay compensation the Compensation Committee determines to be consistent with its goals for our executive compensation program, even if the awards may not be deductible for tax purposes.
The Tax Cuts and Jobs Act repealed the exception to the deductibility limit that was previously available for “qualified performance-based compensation” (including stock option grants, performance-based cash bonuses and performance-based equity awards, such as the PRSUs) effective for taxable years beginning after December 31, 2017. As a result, any compensation paid to certain of our Named Executive Officers for taxable years beginning after December 31, 2017 in excess of $1 million will be non-deductible unless it qualifies for transition relief afforded by the Tax Cuts and Jobs Act to compensation payable pursuant to certain binding arrangements in effect on November 2, 2017 and which are not subsequently materially modified.

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 COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE’S REPORT
The Compensation and Leadership Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2019.
COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE
Nora Denzel, Chair
Mark Durcan
Abhi Talwalkar

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COMPENSATION POLICIES AND PRACTICES
In February 2020, the Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.
In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed our executive and broad-based compensation and benefits programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of our compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and our business strategy and objectives. Although the Compensation Committee reviewed our compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included the EIP, Annual Incentive Plan, Long-Term Incentive Plan (“LTI”), Sales Incentive Plan and 2004 Plan.
In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that the Compensation Committee believes may reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market;

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives;

•
Although the EIP, Annual Incentive Plan, LTI and Sales Incentive Plan have variability of payout, the Compensation Committee believes that any potential risks associated with such plans are controlled or mitigated by one or more of the following: (i) the performance goals being multi-dimensional (i.e., adjusted non-GAAP net income, adjusted non-GAAP free cash flow, revenue), thereby increasing the range of performance over which incentives are paid, (ii) the performance goals being aligned with our business objectives and being quantitative financial measures, (iii) the use of sliding payout scales, with the payouts in certain instances being linearly interpolated for performance falling between the performance levels set by the Compensation Committee, (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts, (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of outcomes by any employee, including the Named Executive Officers and (vi) the incentive opportunities being capped;

•
Although the grant of equity awards under the 2004 Plan could motivate our employees to, among other things, focus on increasing our short-term stock price rather than the creation of long-term stockholder value, the Compensation Committee believes that potential risks are controlled or mitigated by one or more of the following: (i) awarding a combination of PRSUs, RSUs and stock options, (ii) three-year vesting and performance period for PRSUs awarded in fiscal 2019 (with the exception of the Value Creation Equity Awards which have a five-year performance period), (iii) the vesting provisions of stock options and RSUs occurring over multi-year periods, (iv) caps on performance-based compensation opportunities, and (v) our stock ownership guidelines for our executive officers. In addition, we prohibit our employees, including Named Executive Officers, from engaging in hedging transactions in our securities; and

•	We have implemented claw-back provisions and policies, as described in more detail in “Compensation Discussion and Analysis” above.

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EXECUTIVE COMPENSATION
The following table shows, for fiscal 2019, 2018 and 2017, the compensation for our Named Executive Officers. Messrs. Bergman, Chennakeshu and Grasby were not Named Executive Officers in 2018 or 2017 but became Named Executive Officers in 2019. Mr. Chennaskeshu joined the Company in January 2019 and resigned his position in August 2019.
For information on the role of each compensation component within the total compensation packages of the Named Executive Officers, see “Compensation Discussion and Analysis—Fiscal 2019 Compensation Elements.”

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2019 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Lisa T. Su
President and Chief Executive Officer	2019	1,026,442	—	53,176,357	3,087,749	1,228,476	15,264	58,534,288
	2018	961,057	—	8,622,801	2,500,318	1,241,625	30,591	13,356,392
	2017	924,997	—	6,980,740	1,897,770	1,076,700	14,614	10,894,821
Devinder Kumar
Senior Vice President, Chief Financial Officer and Treasurer	2019	572,210	—	2,223,098	609,534	427,085	14,125	3,846,052
	2018	557,204	—	2,011,962	583,407	479,450	13,859	3,645,882
	2017	539,615	—	1,745,181	474,441	419,040	13,615	3,191,892
Rick Bergman
Executive Vice President, Computing and Graphics Business Group	2019	230,768	500,000	6,657,033	662,543	181,229	9,423	8,240,996
Darren Grasby
Senior Vice President and Chief Sales Officer, President EMEA(6)	2019	517,699	545,187	3,187,128	857,405	389,135	22,052	5,518,606
Mark D. Papermaster
Chief Technology Officer and Executive Vice President, Technology and Engineering	2019	621,056	—	15,119,119	927,560	466,250	25,127	17,159,112
	2018	587,015	—	2,874,245	833,434	505,250	13,938	4,813,882
	2017	611,328(7)	—	1,963,340	533,748	436,500	16,702	3,561,618
Sandeep Chennakeshu
Former Executive Vice President, Computing and Graphics Business Group	2019	378,085(8)	300,000	9,235,630	685,904	—	13,707	10,613,326

 __________________________________________________________

(1)	For fiscal 2019, amounts represent (i) a retention bonus payment of $545,187 for Mr. Grasby and (ii) sign-on bonus payments of $500,000 and $300,000 for Messrs. Bergman and Chennakeshu, respectively.

(2)
Amounts shown in the column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, these amounts represent the aggregate grant date fair value of the RSUs and PRSUs granted in the year indicated computed in accordance with ASC Topic 718. The grant date fair value (which is sometimes referred to in this proxy statement as the “accounting value”) is used to recognize the accounting expense for long-term equity awards. For fiscal 2019, the amounts shown include the grant date fair value of the PRSUs awarded in fiscal 2019 to each Named Executive Officer, as set forth in the table below. The grant date fair value of the PRSUs is determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report.

The aggregate accounting values of the PRSUs granted to our Named Executive Officers in fiscal 2019 are as follows:

Named Executive Officer	Grant Date	Shares Underlying PRSUs at Target (100%) (#)	Shares Underlying PRSUs at Maximum (200%/250%) (#)(9)	Grant Date Fair Value ($)(10)
Lisa T. Su	8/9/2019	775,193	1,550,386	41,914,686
	8/9/2019	180,635	451,587	8,173,734
Devinder Kumar	8/9/2019	35,658	89,145	1,613,525
Rick Bergman	8/9/2019	38,759	96,897	1,753,845
Darren Grasby	2/15/2019	23,169	57,922	786,356
	8/9/2019	34,108	85,270	1,543,387
Mark D. Papermaster	8/9/2019	217,054	434,108	11,763,110
	8/9/2019	54,263	135,657	2,445,401
Sandeep Chennakeshu	2/15/2019	57,924	144,810	1,965,941

(3)
Amounts shown in this column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, the amounts represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report.

(4)
Amounts represent cash performance bonuses paid under the EIP for fiscal 2019. See “Compensation Discussion and Analysis—Fiscal 2019 Compensation Elements—Annual Cash Performance Bonuses” above for more information about these payments, including the pre-established financial measures under the EIP.

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(5)	The following table sets forth the components of the amounts presented in the All Other Compensation column for fiscal 2019:

Named Executive Officer	Matching Contributions to 401(k) ($)	Life Insurance Premiums Paid By Company ($)	Spousal Travel at Company Request(11) ($)	Other(12) ($)	Total ($)
Lisa T. Su	12,600	2,664	—	—	15,264
Devinder Kumar	12,600	1,525	—	—	14,125
Rick Bergman	8,931	492	—	—	9,423
Darren Grasby	—	2,325	2,595	17,132	22,052
Mark D. Papermaster	12,600	1,611	10,916	—	25,127
Sandeep Chennakeshu	12,600	1,107	—	—	13,707
___________________

(6)
Cash amounts received by Mr. Grasby are paid in British pounds. Amounts represented for Mr. Grasby are based on an exchange rate of 1.3098 U.S. dollars per British pound, which is the exchange rate as of December 28, 2019, as reported by Bloomberg Financial.

(7)	For 2017, this amount includes $49,314 in connection with the payout of accrued vacation time due to Mr. Papermaster’s relocation from California to Texas per Company policy.

(8)	For 2019, this amount includes $20,394 in connection with the payout of accrued vacation time due to Mr. Chennakeshu’s resignation in August 2019.

(9)
The maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the Named Executive Officer’s PRSU award, divided by (ii) the closing price of our common stock on the last day of the three-year performance period ending on August 9, 2021, or the date of a change of control of the Company, if earlier. See “Compensation Discussion and Analysis—Fiscal 2019 Compensation Elements—Long-Term Equity Awards” above for more information. The maximum number of shares that may be earned under the Value Creation Equity Awards to Dr. Su and Mr. Papermaster is 200% of the target number of shares. See “Compensation Discussion and Analysis—Fiscal 2019 Compensation Elements—Long-Term Equity Awards—Value Creation Equity Awards” above for more information.

(10)
In accordance with Instruction 3 to Item 402(c)(2)(v), assuming that the highest level of performance conditions of the PRSUs granted to our Named Executive Officers in fiscal 2019 will be achieved, the maximum possible value of the PRSUs, using our stock price on the grant date of the PRSUs, is: $53,007,697 and $15,439,777, respectively, for Dr. Su; $3,047,868 for Mr. Kumar; $3,312,926 for Mr. Bergman; $1,371,605 and $2,915,381, respectively, for Mr. Grasby; $14,842,153 and $4,638,130, respectively, for Mr. Papermaster; and $3,429,101 for Mr. Chennakeshu. These amounts include the Value Creation Equity Awards to Dr. Su and Mr. Papermaster and the promotional equity award to Mr. Grasby.

(11)
Amounts represent the direct costs of commercial airline flights and other travel-related expenses paid by the Company for the Named Executive Officer’s spouse, who accompanied such Named Executive Officer on business-related travel where the spouse’s participation was requested by the Company.

(12)	Amount includes car allowance and home working allowance in the United Kingdom for Mr. Grasby.

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OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END
The following table shows all outstanding equity awards held by the Named Executive Officers as of December 28, 2019. The equity awards reported in the Option Awards column consist of non-qualified stock options. The equity awards in the Stock Awards column consist of RSUs and PRSUs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Lisa T. Su
						49,310(2)	2,277,136
						87,311(3)	4,032,022
						90,317(4)	4,170,839
								739,642(5)	34,156,668
								654,830(6)	30,240,049
								451,587(7)	20,854,288
								1,550,386(8)	71,596,825
	447,599	—		2.80	10/31/2021
	1,118,999	—		2.80	10/31/2021
	1,386,859	—		2.92	12/26/2022
	777,214	—		6.98	7/26/2023
	231,718	115,859(9)		12.83	8/9/2024
	105,498	210,998(10)		19.10	8/9/2025
	—	224,727(11)		34.19	8/9/2026
Devinder Kumar
						12,328(2)	569,307
						20,372(3)	940,779
						17,829(4)	823,343
								184,910(5)	8,539,144
								152,792(6)	7,055,935
								89,145(7)	4,116,716
	313,821	—		4.08	8/12/2021
	315,221	—		1.84	8/15/2022
	222,061	—		6.98	7/26/2023
	57,928	28,966(9)		12.83	8/9/2024
	24,616	49,233(10)		19.10	8/9/2025
	—	44,362(11)		34.19	8/9/2026
Rick Bergman
						19,379(4)	894,922
						124,031(4)	5,727,752
								96,897(7)	4,474,703
	—	48,220(11)		34.19	8/9/2026
Darren Grasby
						9,863(2)	455,473
						67,972(12)	3,138,947
						29,104(3)	1,344,023
						11,584(13)	534,949
						17,054(4)	787,554
								36,377(6)	1,679,890
								57,922(6)	2,674,838
								85,270(7)	3,937,769
	3,648	—		1.84	8/15/2022
	—	26,534(14)		23.68	2/15/2026
	—	42,434(11)		34.19	8/9/2026

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	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mark D. Papermaster
						13,869(2)	640,470
						29,104(3)	1,344,023
						27,131(4)	1,252,910
								208,025(5)	9,606,595
								218,275(6)	10,079,940
								135,657(7)	6,264,640
								434,108(8)	20,047,107
	392,277	—		4.08	8/12/2021
	500,221	—		1.84	8/15/2022
	222,061	—		6.98	7/26/2023
	65,170	32,586(9)		12.83	8/9/2024
	35,166	70,332(10)		19.10	8/9/2025
	—	67,508(11)		34.19	8/9/2026
Sandeep Chennakeshu(15)
	—	—	—	—	—	—	—	—	—
 __________________________________________________________

(1)
The dollar value of these awards is calculated by multiplying the number of units by $46.18 per share, the last reported sales price of our common stock on December 27, 2019, the last trading day of fiscal 2019.

(2)	This RSU award vested 33 1⁄3% on each of August 9, 2018 and 2019 and 33 1/3% will vest on August 9, 2020, subject to continued service.

(3)	This RSU award vested 33 1⁄3% on August 9, 2019 and 33 1/3% will vest on each of August 9, 2020 and 2021, subject to continued service.

(4)	This RSU award will vest 33 1⁄3% on each of August 9, 2020, 2021 and 2022, subject to continued service.

(5)
Represents a PRSU award at max level based on performance status as of the fiscal year end. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2020. Vested PRSUs will generally be settled on the later of August 15, 2020, or the date following the Compensation Committee’s certification of performance. The number of shares that may be earned is between 0% and 250% of the target number of shares; provided that, the maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the PRSU award, divided by (ii) the closing price of the Company’s stock on August 9, 2020.

(6)
Represents a PRSU award at max level based on performance status as of the fiscal year end. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2021. Vested PRSUs will generally be settled on the later of August 16, 2021, or the date following the Compensation Committee’s certification of performance. The number of shares that may be earned is between 0% and 250% of the target number of shares; provided that, the maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the PRSU award, divided by (ii) the closing price of the Company’s stock on August 9, 2021.

(7)
Represents a PRSU award at max level based on performance status as of the fiscal year end. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2022. Vested PRSUs will generally be settled on the later of August 16, 2022, or the date following the Compensation Committee’s certification of performance. The number of shares that may be earned is between 0% and 250% of the target number of shares; provided that, the maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the PRSU award, divided by (ii) the closing price of the Company’s stock on August 9, 2022.

(8)
Represents a Value Creation Equity Award at max level. The actual number of shares that may be earned, if any, is contingent upon achievement of five-year compounded annual growth rate milestones related to the Company’s 60-trading day average closing stock price during the performance period that begins on the grant date and ends on August 9, 2024. Any PRSUs that are earned (an “earned PRSU”) based on one or more performance milestones achieved on or before the third anniversary of the grant date will vest 50% on each of the third and fifth anniversaries of the grant date. Any earned PRSUs that were earned based on one or more performance milestones achieved after the third anniversary of the grant date but before or on the fifth anniversary of the grant date will vest 100% on the fifth anniversary of the grant date. The number of shares that may be earned is between 0% and 200% of the target number of shares.

(9)	This option vested 33 1⁄3% on each of August 9, 2018 and 2019 and 33 1⁄3% will vest on August 9, 2020, subject to continued service.

(10)	This option vested 33 1⁄3% on August 9, 2019 and 33 1⁄3% will vest on each of August 9, 2020 and 2021, subject to continued service.
(11) This option will vest 33 1⁄3% on each of August 9, 2020, 2021 and 2022, subject to continued service.

(12)	This RSU award vested 33 1⁄3% on each of February 15, 2019 and will vest 33 1⁄3% on each of August 15, 2020 and 2021, subject to continued service.

(13)	This RSU award vested 33 1⁄3% on February 15, 2020 and will vest 33 1⁄3% on each of August 15, 2021 and 2022, subject to continued service.

(14)	This option vested 33 1⁄3% on February 15, 2020 and will vest 33 1⁄3% on each of February 21, 2021 and 2022.

(15)	Mr. Chennakeshu resigned from the Company effective August 8, 2019. His unvested outstanding equity awards were forfeited as of his date of termination.

58 ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement

2020 NOTICE OF MEETING AND PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS IN 2019
The following table sets forth all plan-based awards granted to the Named Executive Officers in fiscal 2019.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Plan Name	Grant Date	Compensation Committee Action Date	Threshold (#)	Target (#)	Maximum (#)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Lisa T. Su
	EIP			—	1,646,750	3,293,500
	2004 Plan	8/9/2019	8/5/2019				—	775,193	1,550,386				41,914,686
	2004 Plan	8/9/2019	8/5/2019				—	180,635	451,587				8,173,734
	2004 Plan	8/9/2019	8/5/2019							90,317			3,087,938
	2004 Plan	8/9/2019	8/5/2019								224,727	34.19	3,087,749
Devinder Kumar
	EIP			—	572,500	1,145,000
	2004 Plan	8/9/2019	6/21/2019				—	35,658	89,145				1,613,525
	2004 Plan	8/9/2019	6/21/2019							17,829			609,574
	2004 Plan	8/9/2019	6/21/2019								44,362	34.19	609,534
Rick Bergman
	EIP			—	242,935	485,870
	2004 Plan	8/9/2019	7/9/2019				—	38,759	96,897				1,753,845
	2004 Plan	8/9/2019	7/9/2019							143,410			4,903,188
	2004 Plan	8/9/2019	7/9/2019								48,220	34.19	662,543
Darren Grasby
	EIP			—	521,628	1,043,256
	2004 Plan	2/15/2019	1/4/2019				—	23,169	57,922				786,356
	2004 Plan	2/15/2019	1/4/2019							11,584			274,309
	2004 Plan	2/15/2019	1/4/2019								26,534	23.68	274,362
	2004 Plan	8/9/2019	6/21/2019				—	34,108	85,270				1,543,387
	2004 Plan	8/9/2019	6/21/2019							17,054			583,076
	2004 Plan	8/9/2019	6/21/2019								42,434	34.19	583,043
Mark D. Papermaster
	EIP			—	625,000	1,250,000
	2004 Plan	8/9/2019	8/5/2019				—	217,054	434,108				11,736,110
	2004 Plan	8/9/2019	6/21/2019				—	54,263	135,657				2,455,401
	2004 Plan	8/9/2019	6/21/2019							27,131			927,609
	2004 Plan	8/9/2019	6/21/2019								67,508	34.19	927,560
Sandeep Chennakeshu
	EIP(6)			—	—	—
	2004 Plan	2/15/2019	1/4/2019				—	57,924	144,810				1,965,941
	2004 Plan	2/15/2019	1/4/2019							306,997			7,269,689
	2004 Plan	2/15/2019	1/4/2019								66,335	23.68	685,904

 __________________________________________________________

(1)
Amounts represent the estimated cash performance bonuses payable under the EIP for fiscal 2019. For the Named Executive Officers, the actual amounts paid under the EIP for fiscal 2019 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “2019 Summary Compensation Table” above.

(2)
Amounts represent PRSUs. See “Compensation Discussion and Analysis—Fiscal 2019 Compensation Elements—Long-Term Equity Awards” above for more information about the PRSUs, including the pre-established performance periods and performance measures, and see footnotes to the “Outstanding Equity Awards at 2019 Fiscal Year-End” table above for a description of the PRSU vesting schedules. Also see “Compensation Discussion and Analysis—Fiscal 2019 Compensation Elements—Long-Term Equity Awards—Value Creation Equity Awards” above for more information about the Value Creation Equity Awards.

(3)	Amounts represent time-based RSUs. See footnotes to the “Outstanding Equity Awards at 2019 Fiscal Year-End” table above for a description of the RSU vesting schedules.

(4)
Amounts represent stock options. See footnotes to the “Outstanding Equity Awards at 2019 Fiscal Year-End” table above for a description of the stock option vesting schedules. The stock options expire seven years after the grant date.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

(5)
Amounts reflect the grant date fair value of the respective award computed in accordance with ASC Topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of AMD’s stock price over the exercise price. With respect to the PRSUs, in accordance with SEC rules, amounts reflect the fair value at the grant date determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these amounts, see Note 16 of the Notes to Consolidated Financial Statements in our Annual Report.

(6)	Mr. Chennakeshu resigned effective August 8, 2019 and was not eligible to receive an annual cash performance bonus under the EIP for fiscal 2019.

60 ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement

2020 NOTICE OF MEETING AND PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED IN 2019
The following table shows the value realized by the Named Executive Officers as a result of the exercise of stock options and stock awards that vested during fiscal 2019.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Lisa T. Su	627,643	17,250,626	1,070,500	36,600,395
Devinder Kumar	631,134	14,592,660	301,809	10,318,850
Rick Bergman	—	—	—	—
Darren Grasby	—	—	97,279	2,629,188
Mark D. Papermaster	270,497	7,703,973	307,715	10,520,776
Sandeep Chennakeshu	—	—	—	—

 __________________________________________________________

(1)	Value is the market price of our common stock on the date of vesting multiplied by the number of vested shares.

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 61

2020 NOTICE OF MEETING AND PROXY STATEMENT

2019 NONQUALIFIED DEFERRED COMPENSATION
The following table shows information for the Named Executive Officers who had accounts in the Deferred Income Account Plan (the “DIA”), a non-qualified deferred compensation plan, in fiscal 2019. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Devinder Kumar	—	—	397,551	—	2,054,669
Rick Bergman	32,308	—	1,645	—	33,952
Mark D. Papermaster	—	—	4,610	—	28,116

 __________________________________________________________

(1)	Amount is included in the “Salary” column for fiscal 2019 of the “2019 Summary Compensation Table” above.

(2)
Represents the net amounts debited from the DIA accounts of Messrs. Kumar, Bergman and Papermaster as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market or preferential earnings (within the meaning of 17 CFR Section 229.402(c)(2)(viii)), and as a result are not reported in the “2019 Summary Compensation Table” above.

(3)
Mr. Papermaster’s balance includes $32,308 that was reported as compensation in this proxy statement in the “Summary Compensation Table” in 2019. No other aggregate amounts were reported as compensation for the Named Executive Officers in 2019, 2018 and 2017.

We maintain the DIA, which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election, prior to the year in which the compensation is earned, that may not be terminated or changed during the year for which it was made. Generally, we make a discretionary contribution to the participant’s account if his or her annual base salary, minus his or her Section 401(k) contribution before the deferral, is greater than the annual compensation limit for Section 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year or (ii) a discretionary percentage of the participant’s base salary in excess of the eligible Section 401(k) compensation limit for the year minus the participant’s Section 401(k) contributions. For fiscal 2019, our discretionary contribution percentage under option (ii) above was 4.5%. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective as of the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. For 2019, we utilized investment funds in an array of asset classes, substantially aligned to those offered under our Section 401(k) plan. We have placed assets in mutual funds held in a Rabbi trust established for the DIA. For fiscal 2019, the investment return credited to Messrs. Kumar’s, Bergman’s and Papermaster’s DIA accounts was 19.6%, 9.2%, and 19.6%, respectively, based on their investment elections for their respective DIA accounts. This investment return was calculated by taking the aggregate loss in fiscal 2019 and dividing it by the aggregate balance as of the beginning of fiscal 2019.
The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his or her deferral election, he or she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.
A participant may elect to withdraw all or part of his or her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms of the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

62 ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement

2020 NOTICE OF MEETING AND PROXY STATEMENT

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS
We have entered into an employment agreement with Dr. Su, our current President and Chief Executive Officer. In addition, Messrs. Kumar, Bergman, Grasby and Papermaster participate in the SVP Severance Plan and have each entered into a change in control agreement with us. Mr. Chennakeshu did not receive any severance payments or benefits in connection with his resignation in August 2019. In exchange for a general release, we agreed to waive our right to repayment of Mr. Chennakeshu’s $300,000 sign-on cash bonus.
The SVP Severance Plan and change in control agreements and management continuity agreement are designed to (i) implement a uniform process for handling potential future involuntary departures of the Named Executive Officers, and (ii) encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth transition upon such a change in control. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position. Under the terms of the change in control agreements and management continuity agreement, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” occurs, and (ii) the Named Executive Officer’s employment is terminated, or the Named Executive Officer is constructively discharged, within two years of that change in control.
Dr. Su’s Employment Agreement.    Pursuant to Dr. Su’s at-will employment agreement (the “Su Employment Agreement”), setting forth Dr. Su’s duties and obligations as our President and Chief Executive Officer, the Su Employment Agreement may be terminated by (i) us for Cause (as defined in the Su Employment Agreement), (ii) Dr. Su’s Involuntary Termination Without Cause (as defined in the Su Employment Agreement), (iii) Dr. Su’s Constructive Termination (as defined in the Su Employment Agreement), (iv) Dr. Su’s voluntary election to terminate her employment with us, or (v) Dr. Su’s death or disability.
Except as otherwise described in the next paragraph, in the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•
Dr. Su will be credited with an additional 12 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su on or after October 8, 2014 and 24 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su before October 8, 2014. Any performance-based equity award for which the service-based vesting condition has been satisfied as of the date of termination will continue in accordance with the terms of the applicable award agreement and will be earned or forfeited based on actual performance for the applicable performance period. The settlement of any earned performance-based equity award will occur at such time as such performance-based equity award would have been settled had Dr. Su continued her employment with us;

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her then base salary;

•
We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP, based on actual performance for the year of termination and paid at the time annual bonuses are paid to other executives; and

•
We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis.

In the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in our Change of Control (as defined in the Su Employment Agreement) and 24 months after such Change of Control, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•
We will pay Dr. Su her earned but unpaid base salary through the date of termination and all other amounts to which Dr. Su is entitled under any of our compensation plans or practices on the date of termination;

•
All unvested equity awards then held by Dr. Su will accelerate and be deemed fully vested, and all performance-based vesting conditions will be deemed achieved at the target levels set forth in the applicable award agreement;

•
We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her base salary plus two times her target annual bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination;

•	We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination; and

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2020 NOTICE OF MEETING AND PROXY STATEMENT

•
We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis. In addition, we will pay Dr. Su $4,000 per month for 12 months following the date of termination for financial planning and tax planning services.

Under the terms of the Su Employment Agreement, upon a termination of employment in connection with a change in control, Dr. Su’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).
Executive Severance Plan for Senior Vice Presidents.    With the exceptions of Dr. Su and Mr. Chennakeshu, all of the Named Executive Officers participated in the SVP Severance Plan as of the end of fiscal 2019.
Under the terms of the SVP Severance Plan, any participant who (i) is involuntarily terminated other than for cause (as defined in the SVP Severance Plan) or as a result of death or disability (as defined in the SVP Severance Plan) and (ii) is not offered a job with one of our affiliates or a successor of us, will be entitled to the following benefits, subject to the participant’s execution of a full release of claims, which remains effective, following such termination:

•	We will make a lump-sum cash payment to the participant in an amount equal to 12 months of base salary;

•	We will, for 12 months following the date of termination, pay COBRA premiums for continuation coverage under our group medical and dental plans; and

•	We will allow participants to use our Employee Assistance Plan for up to 12 months.
Additionally, we will seek reimbursement on a pro-rata basis, of severance benefits if we re-employ a participant during the 12 months following receipt of a severance payment under the SVP Severance Plan.
The SVP Severance Plan is intended to represent the exclusive severance benefits payable to a participant by us. Accordingly, any Participant who is entitled to receive severance benefits payable in connection with a change of control pursuant to a change in control agreement may not also receive severance benefits under the SVP Severance Plan. In other words, a participant may not collect severance benefits under the SVP Severance Plan if he or she receives benefits under a change in control agreement with us.
Although we expect to maintain the SVP Severance Plan indefinitely, we may amend, modify or terminate the SVP Severance Plan at any time. Therefore, severance benefits under the SVP Severance Plan are not guaranteed and may be eliminated in the future. Our SVP Severance Plan includes non-defamation and other administrative provisions.

Change in Control Agreements.    We entered into change in control agreements with Messrs. Kumar, Bergman, Grasby and Papermaster designed to encourage their continued services in the event of a change in control. For purposes of these change in control agreements, a change in control generally means any of the following events:

•	the acquisition by any person representing more than 50% of our then outstanding shares of stock or the combined voting power of our voting securities;

•	a change of the majority of the Board during any two consecutive years, unless certain Board approval conditions are met;

•
a merger or consolidation of us into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power is held by holders of our voting securities immediately before such merger or consolidation; or

•	the stockholders approve a plan of complete liquidation or there is a consummated a sale of all or substantially all of our assets.
The change in control agreements provide that, if within two years after a change in control, the Named Executive Officer’s employment is terminated by us without cause or they are constructively discharged, the Named Executive Officer will receive:

•
a lump sum severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus two times the target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option term, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for twelve months following the date of termination; and

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2020 NOTICE OF MEETING AND PROXY STATEMENT

•
12 months’ continued health and welfare benefits comparable to those in effect at termination and a gross-up for any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution of a release of claims. Further, upon a termination of employment in connection with a change in control, the executive’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).
AMD Policies.    In April 2009, we adopted a policy to, in general, not enter into any new change in control agreements or arrangements containing an excise tax gross-up provision. Dr. Su’s change in control agreement does not provide for an excise tax gross-up.
In March 2010, we also adopted a policy to not enter into any new change in control agreement or arrangement with any executive officer that provides for a cash severance payment (upon both our change in control and a subsequent termination of employment) in excess of (i) two times the sum of the respective executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which the termination of employment occurs. Dr. Su’s change in control agreement complies with this limitation.
Vesting of Awards.    All RSUs and stock options granted under our equity incentive plans become fully vested (i) if our successor refuses to assume or substitute similar awards for outstanding awards, upon a change in control, or (ii) if our successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by our successor for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change in control, upon such termination of employment. All PRSUs vest to the extent the applicable performance criteria were achieved. Upon a change in control, the Compensation Committee shall determine and approve the Company’s performance with respect to the applicable performance vesting conditions as of the effective date of the change in control and the participant will be deemed to have earned that number of PRSUs, which will be converted automatically into an equal number of RSUs that will vest as of the first to occur of (i) the one-year anniversary of the change in control or (ii) the last day of the originally scheduled performance period. All remaining unearned PRSUs will be automatically forfeited without consideration. If the participant’s employment or service with the Company is involuntarily terminated for any reason (other than misconduct) after a change in control, then all such converted RSUs will become fully vested as of the date of termination. Upon death or disability, the participant or the participant’s estate shall have the right for a period of twelve (12) months following the date of death or termination of status as a service provider to exercise any stock options to the extent the participant was entitled to exercise such stock options on the date of death or termination. For the Value Creation Equity Awards, if Dr. Su incurs a “covered termination” (as defined in her employment agreement) or if Mr. Papermaster’s employment with the Company is involuntarily terminated (other than for misconduct) during the performance period, then (a) the unvested earned Value Creation Equity Awards held by Dr. Su or Mr. Papermaster, as applicable, that were scheduled to vest on or before the one-year anniversary of the termination date will immediately vest and (b) the unvested unearned Value Creation Equity Awards held by Dr. Su or Mr. Papermaster, as applicable, will remain outstanding for 12 months (or, if earlier, until August 9, 2024 or the date of a change in control) and vest if such Value Creation Equity Awards would have vested had he or she remained employed in a covered position for such period.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

Potential Payments upon Termination or Change in Control. The following table presents the amount of compensation and benefits payable to Dr. Su under her employment agreement in the event of (i) an involuntary termination without cause or a constructive termination (without a change in control), (ii) an involuntary termination without cause or a constructive termination in connection with a change in control and (iii) a separation due to death. As required by SEC rules, the amounts shown assume that the termination or death was effective as of December 28, 2019, exclude amounts earned through that time and are estimates of the amounts that would be paid out to Dr. Su. For purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $46.18, the last reported sales price of our common stock on December 27, 2019, the last trading day of fiscal 2019.

The actual amounts to be paid out to Dr. Su can only be determined at the time of Dr. Su’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death or Disability ($)
Lisa T. Su
	Severance	2,110,000(1)	5,403,500(2)	—
	Annual Bonus	1,228,476(3)	1,646,750(4)	—
	Stock Options	7,618,846(5)	12,272,200(6)	—
	Restricted Stock Units	37,683,249(7)	44,580,417(8)	—
	Health and Welfare	27,636(9)	27,636(9)	—
	Life Insurance	—	—	2,000,000(10)
	Financial Planning	—	48,000(11)	—
	Total	48,668,207	63,978,503(12)	2,000,000

 __________________________________________________________

(1)	Amount represents two times Dr. Su’s base salary of $1,055,000.

(2)	Amount represents two times Dr. Su’s base salary of $1,055,000, plus two times her pro-rated target annual bonus.

(3)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP based on actual 2019 performance for the portion of the year prior to the date of termination.

(4)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.

(5)
Amounts represents the value of unvested stock options that would have vested during the 12-month period after her termination. The value of each option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the option.

(6)
Amount represents the value of all unvested and accelerated stock options. The value of each option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the option. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if our successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.

(7)
Amount reflects the value of unvested RSUs and PRSUs that would have vested during the 12-month period after her termination. The number of PRSUs payable reflects achievement for the 2017 grant as of December 28, 2019, which is limited by the 8x value cap. The actual number of PRSUs payable could be higher or lower and will not be known until August 9, 2020, the last day of the performance period.

(8)
Amount reflects the value of all unvested RSUs and PRSUs. The number of PRSUs payable reflects deemed achievement at target levels. Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs and PRSUs, pursuant to our equity incentive plans.

(9)	Amount represents our cost of paying COBRA premiums on behalf of Dr. Su and her dependents for 24 months following her termination based on rates for a current employee.

(10)	Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times Dr. Su’s base salary of $1,055,000, subject to a maximum of $2,000,000.

(11)	Pursuant to Dr. Su’s employment agreement, she is entitled to $4,000 per month in financial planning for a 12-month period following termination.

(12)
In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of Dr. Su’s Employment Agreement.

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The following table presents the amount that would be payable to Messrs. Kumar, Bergman, Grasby and Papermaster (i) under the SVP Severance Plan assuming an involuntary termination of employment without cause outside of a change in control, (ii) under their respective change in control agreements, in each case assuming a termination of employment without cause or a constructive discharge that occurred within 24 months of a change in control, and (iii) in the event of a separation due to death or disability. As required by SEC rules, the amounts shown assume that such termination or death was effective as of December 28, 2019, exclude amounts earned through that time and are estimates of the amounts that would be paid out to the Named Executive Officers. For purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $46.18, the last reported sales price of our common stock on December 27, 2019, the last trading day of fiscal 2019. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us. Mr. Chennakeshu did not receive any severance payments or benefits in connection with his resignation in August 2019.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)
Devinder Kumar
	Severance	580,000(1)	2,305,000(2)	—
	Annual Bonus	—	572,500(3)	—
	Stock Options	—	2,831,146(4)	—
	Restricted Stock Units	—	18,085,946(5)	—
	Health and Welfare	13,818(6)	29,182(7)	—
	Life Insurance	—	—	1,740,000(8)
	Financial Planning	—	4,000	—
	Total	593,818	23,827,775(9)	1,740,000
Rick Bergman
	Severance	600,000(1)	1,685,870(2)	—
	Annual Bonus	—	242,935(3)	—
	Stock Options	—	578,158(4)	—
	Restricted Stock Units	—	8,913,734(5)	—
	Health and Welfare	7,191(6)	15,188(7)	—
	Life Insurance	—	—	1,800,000(8)
	Financial Planning	—	4,000	—
	Total	607,191	11,439,884(9)	1,800,000
Darren Grasby
	Severance	537,018(1)	2,117,292(2)	—
	Annual Bonus	—	521,628(3)	—
	Stock Options	—	1,105,799(4)	—
	Restricted Stock Units	—	10,990,543(5)	—
	Health and Welfare	—	—	—
	Life Insurance	—	—	1,611,054(8)
	Financial Planning	—	4,000	—
	Total	537,018	14,739,261(9)	1,611,054
Mark D. Papermaster
	Severance	625,000(1)	2,500,000(2)	—
	Annual Bonus	—	625,000(3)	—
	Stock Options	—	3,800,755(4)	—
	Restricted Stock Units	—	23,508,882(5)	—
	Health and Welfare	23,014(6)	48,604(7)	—
	Life Insurance	—	—	1,875,000(8)
	Financial Planning	—	4,000	—
	Total	648,014	30,487,241(9)	1,875,000

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 67

2020 NOTICE OF MEETING AND PROXY STATEMENT

 __________________________________________________________

(1)
Under the SVP Severance Plan, the value of the severance benefit following an involuntary termination or separation due to death or disability is equal to a single lump sum severance payment equivalent to 12 months of base pay.

(2)
Under the change in control agreements with each of Messrs. Kumar, Bergman, Grasby and Papermaster, the value of the severance benefit following a termination without cause or a constructive termination within two years after a change in control is equal to a single lump sum severance payment equivalent to two times the executive’s rate of annual base pay, plus two times the target annual bonus in the year of termination. These calculations assume compensation rates as of December 28, 2019.

(3)	Amount represents the pro-rata amount of the executive’s annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.

(4)
Amount represents the value of all unvested and accelerated stock options. The value of each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the option. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if our successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.

(5)
Amount represents the value of all unvested and accelerated RSUs and PRSUs. The number of PRSUs payable reflects achievement as of December 28, 2019 at the following levels, based on the year of grant: 2017 (8x value cap), 2018 (200% of target) and 2019 (128% of target). Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs and PRSUs, pursuant to our equity incentive plans.

(6)
Under the SVP Severance Plan, the value of the health and welfare benefit following an involuntary termination is equal to 12 months of COBRA medical, dental and/or vision insurance premiums, based on the participant’s benefits plan elections in effect at the time of termination, and use of the employee assistance plan provided by us as part of the 12 months of COBRA coverage.

(7)
Amount reflects our annual cost of paying COBRA premiums on behalf of Messrs. Kumar, Bergman and Papermaster for 12 months following termination based on the rates of a current employee. Also includes gross-ups for income taxes in the amounts of $15,364, $7,997, and $25,590 due by Messrs. Kumar, Bergman and Papermaster, respectively, as a result of our payment of health and welfare benefits on their behalf. Mr. Grasby does not participate in AMD’s medical or dental plans.

(8)
Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times the Named Executive Officer’s base salary, which is $580,000 for Mr. Kumar, $600,000 for Mr. Bergman, $537,018 for Mr. Grasby and $625,000 for Mr. Papermaster.

(9)
In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of our Change in Control Agreement.

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CHIEF EXECUTIVE OFFICER PAY RATIO

For 2019:

•	the annual total compensation for the median employee of the Company (other than our Chief Executive Officer) was $96,874; and

•	the annual total compensation of our Chief Executive Officer was $58,534,288(1).

Based on this information, for 2019 the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee was 604 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934. The Pay Ratio is significantly higher in 2019 than it was in 2018 (when the Pay Ratio was 165 to 1) because the Company granted a special Value Creation Equity Award to our Chief Executive Officer in August 2019 in recognition of her unique value and contributions to the Company, to motivate and reward continued exceptional shareholder value creation and to further incentivize long-term retention and dedication, which will be earned only if AMD continues to create long-term sustainable stockholder value over a five-year performance period. Since the Value Creation Equity Award is not part of the standard annual compensation that is paid to our Chief Executive Officer, we believe it is helpful to provide the pay ratio without the Value Creation Equity Award to provide a more normalized comparison to the median employee and our peers. For 2019, the ratio of the annual total compensation of our Chief Executive Officer without the Value Creation Equity Award to the annual total compensation of the median employee was 172 to 1. The terms, conditions, and rationale for granting the special Value Creation Equity Award to our Chief Executive Officer in 2019 are discussed in detail under “Compensation Discussion and Analysis—Fiscal 2019 Compensation Elements—Long-Term Equity Awards—Value Creation Equity Awards” on page 45.

As permitted by SEC rules, to identify our median employee, we selected total estimated compensation which we calculated as annual base pay plus the estimated bonus for 2019  plus the grant value of stock awards, as the compensation measure to be used to compare the total estimated compensation of our employees as of December 1, 2019. We annualized base pay and estimated bonus for any regular employees who commenced work during 2019  and did not annualize these amounts for temporary and seasonal employees. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, and the median employee’s annual total compensation was converted to U.S. dollars using a currency exchange rate as of December 31, 2019.

 __________________________________________________________

(1)	For additional details on the compensation of our Chief Executive Officer, see the “Compensation Discussion and Analysis” section.

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 69

2020 NOTICE OF MEETING AND PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Governance Principles require a director to promptly disclose to the Chairman of the Board any conflict of interest involving the director.
Mubadala Relationships.    Mubadala Technology Investments LLC, formerly known as Advanced Technology Investment Corporation (“Mubadala Tech”), West Coast Hitech L.P. (“WCH”) and GLOBALFOUNDRIES Inc. (one of our foundry suppliers, “GF”) are wholly-owned subsidiaries of Mubadala Investment Company PJSC (“Mubadala”), a joint stock company incorporated in the Emirate of Abu Dhabi and owned by the Government of the Emirate of Abu Dhabi. WCH owned 5% or more of our outstanding common stock in fiscal 2019. They reported on a Schedule 13G filed with the SEC on August 15, 2019 that their ownership had dropped below 5%.
Wafer Supply Agreement with GF. In March 2009, we entered into a Wafer Supply Agreement with GF (the “WSA”) under which we would purchase wafers from GF. The WSA, which has been amended from time to time, governs the terms by which we purchase products manufactured by GF through March 1, 2024. Pursuant to the WSA and its amendments, we are required to purchase all of our microprocessor and accelerated processing unit (“APU”) product requirements and a certain portion of our GPU product requirements from GF manufactured at process nodes larger than 7 nm, with limited exceptions. Under the terms of the WSA, we have minimum annual wafer purchase targets through 2021. If we fail to meet the agreed wafer purchase target during a calendar year, we will be required to pay to GF a portion of the difference between the actual wafer purchases and the applicable annual purchase target. We also agreed to continue to make quarterly payments to GF based on the volume of certain wafers purchased from another wafer foundry.
Through May 15, 2019, GF was a related party of ours because Mubadala and Mubadala Tech were affiliated with WCH, and a director of our Board was associated with Mubadala. GF, WCH and Mubadala Tech are wholly-owned subsidiaries of Mubadala. Effective May 15, 2019, the director associated with Mubadala retired from our Board, and as a result, GF was no longer considered a related party to us. Our total purchases from GF related to wafer manufacturing, research and development activities and other through May 15, 2019 were $0.5 billion. Included in the total purchases were amounts related to the volume of certain wafers purchased from another wafer foundry, as agreed by us and GF.

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AUDIT AND FINANCE COMMITTEE’S REPORT
The Audit and Finance Committee of the Board consists of Mr. Householder, as Chair, and Messrs. Caldwell, Gregoire and Marren. Each of the members of the Audit and Finance Committee is “independent” and “financially literate,” as determined by the Board and in compliance with SEC and Nasdaq rules. In addition, Mr. Householder was determined to be an “audit committee financial expert,” as that term is defined under SEC rules.
The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements and the effectiveness of AMD’s internal control over financial reporting, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit function and the independent registered public accounting firm’s qualifications, independence and performance by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel. Management is responsible for the preparation, presentation and integrity of AMD’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and of the effectiveness of AMD’s internal control over financial reporting and expressing opinions on both in accordance with the standards of the Public Company Accounting Oversight Board (United States).
In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 28, 2019 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.
Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019 for filing with the SEC.
The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2020.

AUDIT AND FINANCE COMMITTEE
Joseph A. Householder, Chair
John Caldwell
Michael P. Gregoire
John W. Marren

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2020 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit and Finance Committee of our Board is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit and Finance Committee has selected Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting.
Although ratification by our stockholders is not a prerequisite to the Audit and Finance Committee’s ability to select Ernst & Young LLP as our independent registered public accounting firm, the Audit and Finance Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Ernst & Young LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal control over financial reporting for the current fiscal year. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Finance Committee; provided, however, the Audit and Finance Committee may select Ernst & Young LLP notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Ernst & Young LLP is ratified, the Audit and Finance Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time.
Unless you vote otherwise, your proxy will vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.
Required Vote
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you vote otherwise, your proxy will vote FOR ratification.

Independent Registered Public Accounting Firm’s Fees
The following is a summary and description of fees billed for services provided by Ernst & Young LLP for fiscal 2019 and fiscal 2018 (in thousands).

Service	2019 ($)	2018 ($)
Audit(1)	4,974	4,908
Audit-Related(2)	196	—
Tax(3)	370	234
All Other(4)	16	—
Total	5,556	5,142

 __________________________________________________________

(1)
Audit fees for fiscal 2019 and fiscal 2018 were associated with our annual consolidated financial statement audit and audit of the effectiveness of our internal control pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally, other regulatory filings and consents issued in connection with SEC filings or securities offerings.

(2)	Audit-related fees during fiscal 2019 were for accounting consultations and compliance-related matters.

(3)
Tax fees during fiscal 2019 and fiscal 2018 were for tax compliance and advisory services. In fiscal 2019, $304,210 of the tax fees were for tax compliance services, and in fiscal 2018, $89,508 of the tax fees were for tax compliance services.

(4)
All other fees for services that are not included under the “Audit,” “Audit-Related” or “Tax” categories during fiscal 2019 were primarily for an annual subscription to an accounting standards database hosted by Ernst & Young LLP.

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Pre-Approval Policies and Procedures
Our Audit and Finance Committee Charter provides that the Audit and Finance Committee must pre-approve the engagement before an independent registered public accounting firm is engaged by us or our subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit and Finance Committee must be informed of each non-audit service provided by the independent auditor.
Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in fiscal 2019 and fiscal 2018 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)
We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.
The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. A significant portion of the compensation opportunities provided to the Named Executive Officers are dependent on our financial performance, which are intended to drive the creation of stockholder value. The Compensation Committee intends to continue to emphasize responsible compensation arrangements that attract, retain and motivate high caliber executive officers, motivate these executive officers to achieve our short-term and long-term business strategies and objectives and support our career development and succession goals.
We have determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against,” or to “abstain” from voting on, the following non-binding resolution relating to executive compensation:
“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2020 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the narrative discussion of such proxy statement.”
In deciding how to vote on this proposal, you are encouraged to consider our executive compensation philosophy and objectives and the elements of our executive compensation program, as contained in the “Compensation Discussion and Analysis” above, as well as the following principles of our executive compensation program and other information:

•
Pay-for-Performance is Important. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, approximately 93% of Dr. Su’s and 85% of the other Named Executive Officer’s aggregate total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards for 2019) was in the form of a cash performance bonus and long-term equity awards.

•
Claw-Back Provisions and Policies in Effect. In addition to the adoption of other related policies, the Compensation Committee has implemented “claw-back” provisions and policies applicable to equity awards granted since May 2010 to employees at or above the senior vice president level, which includes all of the Named Executive Officers.

•
Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investing in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking. In connection with the Compensation Committee’s review of our compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

•
Stock Ownership Guidelines in Effect. Our stock ownership requirements are designed to increase the Named Executive Officers’ stakes in us and to align their interest more closely with those of our stockholders. As of December 28, 2019, each of the Named Executive Officers were on track to comply with our stock ownership guidelines or has time remaining to do so.

•
Policies Intended to Comport to Best Practices with respect to Change in Control Payments in Effect. During fiscal 2019, the Compensation Committee continued to adhere to the executive compensation policies it previously adopted, namely, the Compensation Committee will not approve any change in control arrangement that provides for excise tax gross-ups or cash severance payments in excess of (i) two times the sum of the executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which termination occurs.

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Required Vote
Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or us, the Board and the Compensation Committee values the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program. Unless the Board or the Compensation Committee modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at our 2021 annual meeting of stockholders.

Recommendation of the Board of Directors
The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you vote otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 75

2020 NOTICE OF MEETING AND PROXY STATEMENT

INCORPORATION BY REFERENCE
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the information in the “Compensation and Leadership Resources Committee’s Report” and “Audit and Finance Committee’s Report” of this proxy statement will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. In addition, information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

AVAILABLE INFORMATION
Our Annual Report, which includes our audited financial statements for the fiscal year ended December 28, 2019, has accompanied this proxy statement. You may also access a copy of our Annual Report at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com. Upon your request, we will provide, without any charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054 or by email to Corporate.Secretary@amd.com.
Important notice regarding Internet availability of proxy materials: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2019 are available at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.
AMD, the AMD arrow logo and combinations thereof are either trademarks or registered trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 77

AMD

ADVANCED MICRO DEVICES, INC
PROXY SERVICES
C/O COMPUTERSHARE
P.O. BOX 43004
PROVIDENCE, RI 02940

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 6, 2020. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/AMD2020**

You may attend the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 6, 2020. Have your proxy card in hand when you call, the control number that is printed in the box marked by the arrow below available, and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E98451-P33415 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ADVANCED MICRO DEVICES, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. John E. Caldwell	☐	☐	☐
1b. Nora M. Denzel	☐	☐	☐
1c. Mark Durcan	☐	☐	☐
1d. Michael P. Gregoire	☐	☐	☐
1e. Joseph A. Householder	☐	☐	☐
1f. John W. Marren	☐	☐	☐
1g. Lisa T. Su	☐	☐	☐
1h. Abhi Y. Talwalkar	☐	☐	☐

	For	**Against**	**Abstain**
2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.	☐	☐	☐
3. Advisory vote to approve the executive compensation of our named executive officers.	☐	☐	☐
4. Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.			

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

78 ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement

2485 Augustine Drive
Santa Clara, CA 95054
(408) 749-4000

Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Stockholders at the close of business on March 10, 2020 may also ask questions and vote at our annual meeting via the Internet. We hope this will allow our stockholders the opportunity to participate in our annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 28, 2019 are available at www.proxyvote.com.

E98452-P33415

PROXY
ADVANCED MICRO DEVICES, INC.
Annual Meeting of Stockholders on May 7, 2020
This proxy is solicited by the Board of Directors

The undersigned appoints LISA T. SU and HARRY A. WOLIN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2020 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. (AMD) to be held on Thursday, May 7, 2020 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.

If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the election of the 8 director nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD's independent registered public accounting firm for the current fiscal year, FOR the advisory vote to approve the executive compensation of AMD's named executive officers, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting.

The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

Continued and to be signed on reverse side

ADVANCED MICRO DEVICES, INC. | 2020 Proxy Statement 79